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                         AIR PACKAGING TECHNOLOGIES INC.


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                           CONVERTIBLE NOTES DUE 2004

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                                    INDENTURE

                          DATED AS OF JANUARY 29, 2002



                          INTERWEST TRANSFER CO., INC.,

                                     TRUSTEE

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

                                     TABLE OF CONTENTS

ARTICLE 1.     DEFINITIONS AND INCORPORATION BY REFERENCE                                1
     Section 1.01.     Definitions                                                       1
     Section 1.02.     Other Definitions                                                 4
     Section 1.03.     Rules of Construction                                             4
ARTICLE 2.     THE NOTES                                                                 4
     Section 2.01.     Form and Dating                                                   4
     Section 2.02.     Title and Terms                                                   5
     Section 2.03.     Execution and Authentication                                      5
     Section 2.04.     Registrar and Paying Agent                                        5
     Section 2.05.     Paying Agent to Hold Money in Trust                               5
     Section 2.06.     Holder Lists                                                      6
     Section 2.07.     Transfer and Exchange                                             6
     Section 2.08.     Replacement Notes                                                 6
     Section 2.09.     Outstanding Notes                                                 7
     Section 2.10.     Cancellation                                                      7
     Section 2.11.     Record Date                                                       7
     Section 2.12.     Computation of Fixed Interest                                     7
     Section 2.13.     Issuance of Additional Securities                                 7
ARTICLE 3.     CONVERSION AND REDEMPTION OF NOTES                                        8
     Section 3.01.     Notices to Trustee                                                8
ARTICLE 4.     COVENANTS                                                                 8
     Section 4.01.     Payment of Notes                                                  8
     Section 4.02.     Maintenance of Office or Agency                                   8
     Section 4.03.     Reports                                                           9
     Section 4.04.     Compliance Certificate                                            9
     Section 4.05.     Stay, Extension and Usury Laws                                    9
     Section 4.06.     Further Instruments and Acts                                      10
     Section 4.07.     Payment of Taxes and Other Claims                                 10
     Section 4.08.     Maintenance of Insurance                                          10
ARTICLE 5.     SUCCESSORS                                                                10
     Section 5.01.     Mergers and Consolidation                                         10
     Section 5.02.     Successor Corporation Substituted                                 11
ARTICLE 6.        DEFAULTS AND REMEDIES                                                  11
     Section 6.01.     Events of Default                                                 11
     Section 6.02.     Acceleration                                                      12
     Section 6.03.     Other Remedies                                                    12
     Section 6.04.     Waiver of Past Defaults                                           12
     Section 6.05.     Control by Majority                                               13
     Section 6.06.     Limitation on Suits                                               13
     Section 6.07.     Collection Suit                                                   14
     Section 6.08.     Proofs of Claim                                                   14
     Section 6.09.     Priorities                                                        14
     Section 6.10.     Restoration of Rights and Remedies                                15
     Section 6.11.     Rights and Remedies Cumulative                                    15
     Section 6.12.     Delay or Omission Not Waiver                                      15
     Section 6.13.     Undertaking for Costs                                             15

                                TABLE OF CONTENTS
                                   (continued)

ARTICLE 7.     TRUSTEE                                                                   16
     Section 7.01.     Duties of Trustee                                                 16
     Section 7.02.     Rights of Trustee                                                 17
     Section 7.03.     Individual Rights of Trustee                                      18
     Section 7.04.     Disclaimer                                                        18
     Section 7.05.     Notice of Defaults                                                18
     Section 7.06.     Compensation and Indemnity                                        18
     Section 7.07.     Replacement of Trustee                                            19
     Section 7.08.     Successor Trustee by Merger, etc                                  20
ARTICLE 8.     AMENDMENT, SUPPLEMENT AND WAIVER                                          20
     Section 8.01.     Without Consent of Holders of the Notes                           20
     Section 8.02.     With Consent of Holders of Notes                                  21
     Section 8.03.     Revocation and Effect of Consents                                 22
     Section 8.04.     Notation on or Exchange of Notes                                  22
     Section 8.05.     Trustee to Sign Amendments, etc.                                  22
ARTICLE 9.     COLLATERAL AND SECURITY                                                   23
     Section 9.01.     Security Agreement                                                23
     Section 9.02.     Recording and Officer's Certificates                              23
     Section 9.03.     Release of Collateral                                             24
     Section 9.04.     Certificates of the Trustee                                       24
     Section 9.05.     Authorization of Actions to Be Taken by the Trustee and the
                        Collateral Agent Under the  Security Agreement                   25
     Section 9.06.     Authorization of Receipt of Funds by the Trustee Under the
                        Security Agreement                                               25
ARTICLE 10.    SATISFACTION AND DISCHARGE                                                25
     Section 10.01.    Satisfaction and Discharge                                        25
     Section 10.02.    Application of Trust Money                                        26
ARTICLE 11.    MISCELLANEOUS                                                             26
     Section 11.01.    Notices                                                           26
     Section 11.02.    Communication by Holders of Notes with Other Holders of Notes     27
     Section 11.03.    Certificate and Opinion as to Conditions Precedent                27
     Section 11.04.    Statements Required in Certificate or Opinion                     28
     Section 11.05.    Rules by Trustee and Agents                                       28
     Section 11.06.    No Personal Liability of Directors, Officers, Employee            28
                         and Stockholder                                                 28
     Section 11.07.    Governing Law                                                     28
     Section 11.08.    Waiver of Jury Trial                                              29
     Section 11.09.    No  Waiver, Remedies                                              29
     Section 11.10.    Collection Costs, Attorney's fees                                 29
     Section 11.11.    Successors                                                        29
     Section 11.12.    Severability                                                      29
     Section 11.13.    Counterpart Originals                                             29
     Section 11.14.    Table of Contents, Headings, etc.                                 30
     Section 11.15.    Entire Agreement; Modification                                    30


EXHIBITS

Exhibit A      Initial Notes

Exhibit B       Form Of Note

Exhibit C      Security Agreement

          Indenture,   dated  as  of  ___January,   2002,  among  Air  Packaging
Technologies, Inc., a Delaware corporation (the "Company"), and Interwest Transfer Co., Inc., a Utah Corporation, as Trustee.

          WHEREAS, the Company did issue certain convertible Notes due 2004 in 2000 and 2001; and

          WHEREAS, said Notes were to be secured by certain assets of the Company and provided for the creation of an indenture to secure up to $2,500,000 in Notes due 2004; and

          WHEREAS, the Company desires to appoint Interest Transfer Co., Inc., as trustee for the holders of said Notes and any subsequently issued Notes due 2004 ;

           NOW, THEREFORE, the Company and Trustee agree as follows for the equal and ratable benefit of the holders of the Company's Convertible Notes Due 2004:


                                   ARTICLE 1.
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

          Section 1.01.  Definitions.

          "Additional Notes" means Convertible Notes due 2004, issued from time to time under this Indenture after the Issue Date of the Initial Notes.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

          "Agent" means any Registrar or Paying Agent.

          "Board of Directors" means the Board of Directors of the Person or any authorized committee of the Board of Directors.

          "Business Day" means any day other than a Legal Holiday.

          "Collateral" means all of the assets of the Company not secured by any other party, including but not limited to its United States and foreign patents, patents pending, trademarks, trademarks pending, equipment, furniture & fixtures, inventory, accounts receivable, and cash in bank, all proceeds, products, and substitution of any of foregoing collateral.

          "Collateral Agent" means the Collateral Agent named in the Security Agreement, in its capacity as Collateral Agent, until a successor replaces it in accordance with the applicable provisions of this Indenture and the Security

Agreement, and thereafter means the successor. The Trustee shall be the initial Collateral Agent.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" means the Securities and Exchange Commission.

          "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 11.02 hereof or such other address as to which the Trustee may give notice to the Company.

          "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Fixed Interest" means the interest payable on the Notes.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

          "Holder" means the Person in whose name a Note is registered on the Registrar's books.

          "Indenture" means this Indenture, as amended or supplemented from time to time.

          "Indirect Participant" means a Person who holds an interest in the Notes through a Participant.

          "Initial Notes" means the $1,000,000 principal amount 8.75% Convertible Notes due 2004 issued between September 6, 2000 and January 4, 2001 and the $460,000 principal amount 7% Convertible Notes due 2004 issued October 1, 2001.

          "Interest" means all Fixed Interest on the Notes.

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York, the city in which the principal Corporate Trust Office of the Trustee is located or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment shall be made at that place on the next succeeding day that is not a Legal Holiday.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "Maturity Date" means December 31, 2004.

          "Notes" means the Initial Notes and the Additional Notes, not to exceed a total issuance of $2,500,000 in principal.

          "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

          "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, the Administrator, any Assistant Treasurer, the Controller, the Secretary or any Vice President of such Person.

          "Officer's Certificate" means a certificate signed on behalf of each Company by an Officer of the Company, who must be the principal executive officer, the principal financial officer or the principal accounting officer of the Company, that meets the requirements of Section 12.05 hereof.

          "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee that meets the requirements of Section
11.04 hereof. Such counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.


          "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company or any other entity.

          "Responsible Officer" when used with respect to the Trustee and/or the Collateral Agent, means any officer of the Trustee or the Collateral Agent, as applicable, with direct responsibility for the administration of the Indenture or the Security Agreement and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities Act" means the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

          "Security Agreement" means the Security Agreement dated on or about the date of this Indenture by and among the Company and the Collateral Agent relating to the Collateral and substantially in the form attached as Exhibit C hereto, as such Agreement may be amended, modified, supplemented or restated from time to time.

          "Stated Maturity" means, with respect to any security, including the Notes, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to mandatory redemption provisions.

          "Trustee" means the Person named as Trustee in the preamble hereto until a successor replaces such Person or another successor in accordance with this Indenture and, thereafter, means such successor.

          Section 1.02. Other Definitions.


                                                                     Defined in
              Term                                                     Section
          ---------------------------------------------------------  ----------
          "Company"                                                    Preamble
          "Custodian"                                                  6.01
          "Event of Default"                                           6.01
          "Paying Agent"                                               2.04
          "Principal Payment Date"                                     2.02
          "Registrar"                                                  2.04


          Section 1.03. Rules of Construction.

          Unless the context otherwise requires:

                         (A)   a term has the meaning assigned to it herein;

                         (B)   an accounting  term not otherwise  defined
herein has the meaning assigned to it in accordance with GAAP;

                         (C)   "or" is not exclusive;

                         (D)   words in the singular include the plural, and in
the plural include the singular;

                         (E)   provisions apply to successive events and
transactions; and

                         (F)  references  to sections  of or rules under the
Securities Act or the Exchange Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the Commission from time to time.

                                   ARTICLE 2.
                                   THE NOTES

          Section 2.01. Form and Dating.

          (a) The Notes shall be as attached hereto as Exhibit A as to the outstanding Notes and substantially in the form of Exhibit B attached hereto as to Notes to be issued under this indenture in the future, with the exception that the interest rate, registration rights, conversion provisions, and redemption provisions may vary between the Notes, which are hereby incorporated in and expressly made part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule, custom or usage. Each Note shall be dated the date of its issue. The Notes initially shall be issued in denominations of $1,000 and integral multiples thereof.

          Section 2.02. Title and Terms.

          Principal and Fixed Interest on the Notes, to the extent not previously paid shall be due and payable on the Stated Maturity which shall be December 31, 2004.

          The Notes shall be known and designated as the "Convertible Notes due 2004" of the Company. Fixed Interest on the Notes shall accrue at the rate set forth in each issued and outstanding Note. Interest shall be paid in accordance with the provisions of each issued and outstanding Note

          Section 2.03. Execution and Authentication.

          Two Officers shall sign the Notes for the Company by manual signature. The Company's seal may be reproduced on the Notes and may be in facsimile form.

          Section 2.04. Registrar and Paying Agent.

          The Company shall maintain (i) an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar") and
(ii) an office or agency where Notes may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars or one or more additional paying agents. The term "Registrar" includes any co-registrars and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

          The Company initially will act as the Registrar and Paying Agent with respect to any Notes.

          Section 2.05. Paying Agent to Hold Money in Trust.

          Not later than 10:00 a.m. Los Angeles time on each due date for the cash payment of the principal or Interest on any of the Notes, the Company shall deposit with the Paying Agent money, in immediately available funds, sufficient to pay such principal or Interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or Interest on the Notes, and shall notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

          Section 2.06. Holder Lists.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes.

          Section 2.07. Transfer and Exchange.

          (a) When Notes are presented to the Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met; provided, however, that any Note presented or surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or by his attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall execute Notes at the Registrar's request.

          The Registrar shall not be required to register the transfer of or exchange any Note selected for prepayment in whole or in part, except the portion not being paid of any Note being prepaid in part.

          The Registrar shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of mailing of a notice of prepayment of Notes under Section 3.01 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for prepayment in whole or in part, except the portion not being paid of any Note being prepaid in part or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

          No service charge shall be made to any Holder of a Note for any registration of transfer or exchange (except as otherwise permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

          Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and Interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

          Section 2.08. Replacement Notes.

          If any mutilated Note is surrendered to the Company or the Company receives evidence to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue a replacement Note. An indemnity bond may be required to be supplied by the Holder that is sufficient in the judgment of the Company to protect the Company from any loss that it may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note.

          Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

          Section 2.09. Outstanding Notes.

          The Notes Outstanding at any time are all the Notes issued by the Company except for those cancelled by it, those delivered to it for cancellation, and those described in this Section 2.09 as not Outstanding. A Note does not cease to be Outstanding because the Company or an Affiliate of the Company holds the Note.

          If a Note is replaced pursuant to Section 2.08 hereof, it ceases to be Outstanding unless the Company receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

          Section 2.10. Cancellation.

        All Notes surrendered for registration of transfer, exchange or payment, if surrendered to any Person other than the Company, shall be delivered to the Company. The Company and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. All cancelled Notes held by the Company shall be disposed of by the Company in accordance with its customary procedure.

          Section 2.11. Record Date.

          The record date for purposes of determining the identity of Holders of the Notes entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined by the Trustee but shall be no sooner than 15 days nor longer than 60 days prior to the said vote or consent.

          Section 2.12. Computation of Fixed Interest.

          Fixed Interest on the Notes shall be computed on the basis of a 365 or 366-day year, as the case may be.

          Section 2.13. Issuance of Additional Securities.

          The Company shall be entitled to issue Additional Notes under this Indenture which shall have substantially identical terms as the Initial Notes issued on the Issue Date, with the exception that the interest rate, registration rights, conversion provisions, and redemption provisions may vary between the Notes. The Initial Notes issued on the Issue Date and any Additional Notes shall be treated as a single class for all purposes under this Indenture, and shall not exceed $2,500,000 in principal amount.

          With respect to any Additional Notes, the Company shall set forth in an Officer's Certificate, a copy of which shall be delivered to the Trustee, the following information:

          (a) the aggregate principal amount of such Additional Notes to be issued and delivered pursuant to this Indenture;

          (b) whether such Additional Notes shall be subject to restrictions on transfer.

          (c) the names and addresses of the registered holders of such additional Notes.

          (d) the total amount of Notes to be outstanding after such issuance.


                                   ARTICLE 3.
                       CONVERSION AND REDEMPTION OF NOTES


          Section 3.01. Notices to Trustee.

          If the Company elects to convert or redeem any of the Notes pursuant to the terms thereof or receives notice of optional conversion from the holder of any of the Notes, it shall furnish to the Trustee, at least 10 days before the taking of such action, an Officer's Certificate setting forth (i) name of the registered holder of the redeemed or converted Note(s), (ii) the principal amount of such Note(s) redeemed or converted, (iii) the principal amount of the Notes to be reissued in the event of a partial redemption or conversion and (iv) the total amount of Notes to be outstanding after said redemption or conversion.


                                   ARTICLE 4.
                                   COVENANTS

          Section 4.01. Payment of Notes.

          The Company shall pay or cause to be paid the principal of and/or cash Interest on the Notes on the dates and in the manner provided in the Notes. An installment of principal and/or cash Interest, shall be considered paid for all purposes hereunder on the date the Paying Agent (if other than the Company, a Subsidiary of the Company or an Affiliate of either of them) holds, as of 10:00 a.m. (Los Angeles time) money deposited by the Company in immediately available funds and designated for and sufficient to pay all such principal and/or cash Interest then due. If the Company, any Subsidiary of the Company or any Affiliate of any of them acts as Paying Agent, an installment of principal or Interest shall be considered paid on the due date thereof only if the entity acting as Paying Agent complies with the penultimate sentence of Section 2.05.

          Section 4.02. Maintenance of Office or Agency.

          The Company shall maintain in the city of Valencia, California an office or agency (which may be an office of the Company or an affiliate of the Company) where Notes may be surrendered for registration, transfer or for exchange or for presentation of prepayment and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Company.

          The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Valencia, California for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section
2.04 hereof.

          Section 4.03. Reports.

          Whether or not required by the rules and regulations of the Commission, so long as any Notes are Outstanding, the Company will file with the Commission, to the extent such submissions are accepted for filing by the Commission, and furnish to the Trustee within 15 days of the time periods specified in the Commission's rules and regulations for filing reports, (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by the Company's certified independent accountants; (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports and (iii) as long as the Company is required to file information or reports with the Commission by Section 13(a) or 15(d) under the Exchange Act, such information or reports. The Trustee will provide, at the Company's expense, copies of any such information or reports to any Holder that requests copies of such information or reports.

          Section 4.04. Compliance Certificate.

               On or before a date not more than 90 days after the end of each fiscal year of the Company, the Company shall deliver to the Trustee a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the treasurer of the Company stating that a review has been conducted of the Company's performance under this Indenture and that the Company has fulfilled all obligations hereunder, or, if there has been a Default or an Event of Default, specifying each such Default and Event of Default and the nature and the status thereof. The Company shall also notify the Trustee within 30 days of any such officer having actual knowledge of any Default or Event of Defaults under this Indenture.

          Section 4.05. Stay, Extension and Usury Laws.

          The Company covenants (to the extent it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, (i) that would prohibit or forgive the Company from paying all or a portion of the principal of or Interest on the Notes as contemplated herein or (ii) that may otherwise affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

          Section 4.06. Further Instruments and Acts.

          Upon the request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          Section 4.07. Payment of Taxes and Other Claims.

          The Company shall, and shall cause each of its Subsidiaries, to pay or discharge, or cause to be paid or discharged, before the same shall become delinquent (i) all material taxes, assessments and governmental charges levied or imposed upon (a) the Company or any such Subsidiary, (b) the income or profits of any such Subsidiary which is taxed as a corporation under the Code or
(c) the property of the Company or any such Subsidiary and (ii) all material, lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of the Company or any such Subsidiary; provided, however, that there shall not be required to be paid or discharged any such tax, assessment, charge or claim if the amount, applicability or validity thereof is being contested in good faith by appropriate proceedings and adequate provision therefor has made.

          Section 4.08. Maintenance of Insurance.

          The Company will provide or cause to be provided, for itself and its Subsidiaries, insurance against loss or damage of the kinds customarily insured against by entities similarly situated and owning like properties, with reputable insurers or with the government of the United States of America, or an agency or instrumentality thereof, in such amounts, with such deductibles and by such methods as shall be customary for entities similarly situated in the industry in which the Company or such Subsidiary, as the case may be, is then conducting business.

                                   ARTICLE 5.
                                   SUCCESSORS

          Section 5.01. Mergers and Consolidation.

          The Company shall not, directly or indirectly, consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, unless:

                    (i) the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) assumes all the obligations of the Company under the Notes and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee;

                    (ii) immediately after such consolidation or merger there is no default or event that, with the passage of time or notice or both, would be a Default or Event of Default under this Indenture; and

                    (iii) the Credit Rating of the surviving entity immediately following the merger or consolidation would not be lower than that of the Company immediately prior to the effectiveness of the merger or consolidation.

          Section 5.02. Successor Corporation Substituted.

          Upon any consolidation or merger of the Company in accordance with
Section 5.01 hereof, the successor Person formed by such consolidation or into or with which the Company is merged shall succeed to, and be substituted for (so that from and after the date of such consolidation or merger, the provisions of this Indenture referring to the "Company" shall refer instead to the successor Person and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and Interest on the Notes.


                                   ARTICLE 6.
                              DEFAULTS AND REMEDIES

          Section 6.01. Events of Default.

          Each of the following constitutes an "Event of Default":

                        (i) the failure of the Company to pay all or any part of the unpaid principal on the Notes when and as the same becomes due and payable at maturity, upon prepayment, by acceleration, or otherwise;

                        (ii) failure by the Company to pay installments of Fixed Interest in full on the Notes for one Interest Payment Date;

                        (iii) failure by the Company to observe or perform in all material respects any other covenant or agreement on the part of the Company contained in the Notes, this Indenture or the Security Agreement if such failure is not remedied within 30 days after written notice is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding, in either case specifying such default, requiring that such default be remedied and stating that such notice is a "Notice of Default;"

                        (iv) the Company, pursuant to or within the meaning of Bankruptcy Law:

                                   (A)   commences a voluntary case,

                                   (B)   consents to the entry of an order for
                        relief against it in an involuntary case,

                                   (C)   consents to the appointment of a
                        Custodian of it or for all or substantially all of its property, or

                                   (D)   makes a general assignment for the
                        benefit of its creditors; or

                        (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                                   (A)   is for relief against the
                        Company in an involuntary case;

                                   (B)   appoints a Custodian of  the
                        Company or for all or substantially
                        all of the property of either the Company; or

                                   (C)   orders the liquidation of either the
                        Company;

          and the order or decree remains unstayed and in effect for 60 consecutive days.

          The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          Section 6.02. Acceleration.

          If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal of and accrued Interest on the Outstanding Notes to be immediately due and payable. Upon a declaration of acceleration, such principal of and accrued Interest shall be immediately due and payable. Notwithstanding the foregoing, in the case of an Event of Default as described in (v) and (vi) of Section 6.01 hereof, the Notes shall become due and payable without further action or notice. Holders of the Notes may not enforce this Indenture or the Notes except as provided in this Indenture.

          Section 6.03. Other Remedies.

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy (under this Indenture, or otherwise) to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes, this Indenture or the Security Agreement.

          The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

          Section 6.04. Waiver of Past Defaults.

          Subject to Section 8.02, the Holders of a majority in aggregate principal amount of the Notes then Outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under this Indenture (including any acceleration other than an automatic acceleration resulting from an Event of Default under clause (v) or (vi) of Section 6.01 hereof) except a continuing Default or Event of Default in the payment of Interest on, or the principal of, the Notes or in respect of a covenant or provision of this Indenture which cannot be modified or amended without the consent of the Holder of each outstanding Note affected;

provided, however, that in determining whether the Holders of the required principal amount of Notes have concurred in any such waiver, Notes owned by the Company, or by any Affiliate of the Company, shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, only Notes which such Trustee knows are so owned shall be disregarded. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; provided, however, that no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          Section 6.05. Control by Majority.

          The Holders of a majority in principal amount of the then Outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes; provided, however that in determining whether the Holders of the required principal amount of Notes have concurred in any such direction, Notes owned by the Company, or by any Affiliate of the Company, shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, only Notes which such Trustee knows are so owned shall be disregarded. However, (i) the Trustee may refuse to follow any direction that, in the opinion of counsel to the Trustee, conflicts with law or this Indenture, that the Trustee reasonably determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability, and (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. In case an Event of Default shall occur (which shall not be cured), the Trustee will be required, in the exercise of its power, to use the degree of care of a prudent person in the conduct of its own affairs. Notwithstanding any provision to the contrary in this Indenture, the Trustee is under no obligation to exercise any of its rights or powers under this Indenture at the request of any Holder of Notes, unless such Holder shall offer to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

          Section 6.06. Limitation on Suits.

          A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

                        (i) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default or the Trustee receives such notice from the Company;

                        (ii) the Holders of at least 25% in aggregate principal amount of the then Outstanding Notes make a written request to the Trustee to pursue the remedy;

                        (iii) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be incurred in compliance with such request;

                        (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                        (v) during such 60-day period the Holders of a majority in aggregate principal amount of the then Outstanding Notes do not give the Trustee a direction inconsistent with the request.

          A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

          Section 6.07. Collection Suit.

          If an Event of Default specified in Section 6.01(i) or (ii) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, and Interest remaining unpaid on, the Notes and interest on overdue principal, Interest and such further amount as shall be sufficient to cover the costs and expenses of collection and to the extent lawful, with interest on overdue principal and installments of Interest at the rate specified in the Notes in each case, including the reasonable compensation, expenses, disbursements and advances of the Trustee, and its agents and counsel.

          Section 6.08. Proofs of Claim.

          The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, and its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company, the Company's creditors or the Company's property, to participate as a member, voting or otherwise, of any official committee of creditors appointed in such manner and shall be entitled and empowered to collect, receive and distribute any money or other securities or property payable or deliverable upon the conversion or exchange of the Notes or on any such claims and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, and its agents and counsel, and any other amounts due the Trustee under Section 7.06 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section 6.9. Priorities.

          If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          First: to the Trustee, the Collateral Agent, and its agents and attorneys for amounts due under Section 7.06 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the Collateral Agent and the costs and expenses of collection;

          Second: to Holders of Notes for amounts due and unpaid on the Notes for principal and Interest ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes first for principal, then for Fixed Interest, respectively;

          Third: without duplication, to the Holders for any other Obligations owing to the Holders under this Indenture, the Notes or the Security Agreement; and

          Fourth: to the Company or to such party as a court of competent jurisdiction shall direct.

          The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.09.

          Section 6.10. Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 6.11. Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Notes, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 6.12. Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 6.13. Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.14 does not apply to a suit by the Trustee or a suit by Holders of more than 10% in principal amount of the then Outstanding Notes.

                                   ARTICLE 7.
                                    TRUSTEE

          Section 7.01. Duties of Trustee.

          (a) If an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b)   Except during the continuance of an Event of Default:

                    (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee, and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (c) The Trustee may not be relieved from liabilities for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                    (i)   this paragraph does not limit the effect of paragraph
(b) of this Section 7.01;

                   (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

                    (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b) and (c) of this Section 7.01.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holderof Notes, including without limitation the provisions of

Section 6.05 hereof, unless such Holder shall have offered to the Trustee, security and indemnity satisfactory to it against any loss, liability or expense that might be incurred by it in complying with such request.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          Section 7.02. Rights of Trustee.

          (a) The Trustee may conclusively rely on the truth of the statements and correctness of the opinions contained in, and shall be protected from acting or refraining from acting upon, any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel. Prior to taking, suffering or admitting any action, the Trustee may consult with counsel of the Trustee's own choosing and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

          (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

          (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

          (g) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or by any Holder of the Notes.

          (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder and each agent, custodian and other Person employed to act hereunder.

          (i) The Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any Person authorized to sign an

Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superceded.

          Section 7.03. Individual Rights of Trustee.

          The Trustee, in its individual or any other capacity may become the owner of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee or resign. Any Agent may do the same with like rights and duties.

          Section 7.04. Disclaimer.

          The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes; it shall not be accountable for any money paid to the Company or upon the Company's direction under any provision of this Indenture; it shall not be responsible for the use or application of any money received by any Paying Agent other than itself; and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

          Section 7.05. Notice of Defaults.

          If a Default or Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

          Section 7.06. Compensation and Indemnity.

          The Company shall pay to the Trustee from time to time compensation as shall be agreed between the Company and the Trustee for its acceptance of this Indenture and services hereunder. To the extent permitted by law, the Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and actual out of pocket expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel, but shall not include expenses incurred as a result of the Trustee's negligence or willful misconduct.

          The Company shall indemnify each of the Trustee and any predecessor Trustee against any and all losses, liabilities, damages, claims or expenses, including taxes (other than taxes based on or measured by the income or gross receipts of the Trustee) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder, except to the extent of actual prejudice to the Company resulting from such failure. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          The obligations of the Company under this Section 7.06 shall survive the satisfaction and discharge of this Indenture.

          To secure the Company's payment obligations in this Section 7.06, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and Interest on particular Notes redeemed, defeased, repurchased or otherwise satisfied and discharged. Such Lien shall survive the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(v) or (vi) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

          Section 7.07. Replacement of Trustee.

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.07.

          The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then Outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

          (a) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee, as applicable, under any Bankruptcy Law;

          (b) a Custodian or public officer takes charge of the Trustee or its property; or

          (c)  the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then Outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in principal amount of the then Outstanding Notes may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and the duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee provided that all sums owing to the retiring Trustee have been paid and subject to the Lien provided for in Section 7.06 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.07, the Company's obligations under Section
7.06 hereof shall continue for the benefit of the retiring Trustee.

          Section 7.08. Successor Trustee by Merger, etc.

          If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.


                                   ARTICLE 8.
                        AMENDMENT, SUPPLEMENT AND WAIVER

          Section 8.01. Without Consent of Holders of the Notes.

          Notwithstanding Section 8.02 of this Indenture, without the consent of any Holder of Notes, the Company and the Trustee or Collateral Agent, as applicable, may amend or supplement this Indenture, the Security Agreement or the Notes:

                        (i) to cure any ambiguity, defect or inconsistency which, in the good faith opinion of the Board of Directors of the Company evidenced by a Board Resolution, exists;

                        (ii) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                        (iii) to comply with Article 5 hereof;

                        (iv) to make any change that would provide any additional rights or benefits to the Holders of the Notes or, in the good faith opinion of the Board of Directors of the Company, evidenced by a Board Resolution, does not materially adversely affect the legal rights hereunder of any Holder of the Notes;

                        (v) to execute and deliver any documents necessary or appropriate to release Liens on any Collateral as permitted by Section 9.03 hereof; or

          Upon the written request of the Company accompanied by resolutions of the Board of Directors or other governing body of the Company authorizing the execution of any such amended or supplemental indenture, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

          Section 8.02. With Consent of Holders of Notes.

          Except as provided in the next two succeeding paragraphs, this Indenture and the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then Outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for Notes), and, in such case, without prior written notice to the Holders and subject to Section 6.04 hereof, any existing Default or Event of Default or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then Outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes). It is further understood that the provisions of any definition set forth herein (other than the definition of "Maturity Date") may be amended or supplemented, or any such definition waived, with the consent of the Holders of at least a majority in principal amount of the Notes then Outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for Notes).

          Upon the written request of the Company accompanied by resolutions of the Board of Directors or other governing body of the Company authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 8.05 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may, but shall not be obligated to, enter into such amended or supplemental indenture.

          It shall not be necessary for the consent of the Holders of Notes under this Section 8.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section 8.02 becomes effective, the Company shall mail to the Holders of each Note affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

          Without the consent of each Holder affected, an amendment or waiver, including a waiver pursuant to Section 6.04, may not:

                    (i) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

                    (ii) reduce the principal of or change the Stated Maturity of any Note;

                    (iii) reduce the rate of or change the time for payment of Interest on any Note;

                    (iv) waive a Default or Event of Default in the payment of principal of or Interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then Outstanding Notes and a waiver of the payment default that resulted from such acceleration);

                    (v) make any Note payable in money other than that stated in the Notes; or

                    (vi) change the place or currency of payment of principal of or Interest on, any Note; (vii) impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity of any Note;

                    (viii) reduce the above stated percentage of Outstanding Notes the consent of whose Holders is necessary to modify or amend this Indenture;

                    (ix) reduce the percentage or aggregate principal amount of Outstanding Notes the consent of whose Holders is necessary for waiver of compliance with provisions of this Indenture or for waiver of defaults that require the consent of all Holders to waive; or

                    (x) make any change in the foregoing amendment and waiver provisions.

          Section 8.03. Revocation and Effect of Consents.

          Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the Trustee receives notice evidencing the taking of action by the Holders of the specified percentage in aggregate principal amount specified in this Indenture with respect to such waiver, supplement or amendment. When an amendment, supplement or waiver becomes effective in accordance with its terms, it thereafter binds every Holder.

          Section 8.04. Notation on or Exchange of Notes.

          The Company may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue new Notes that reflect the amendment, supplement or waiver.

          Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

          Section 8.05. Trustee to Sign Amendments, etc.

          The Trustee shall sign or direct the Collateral Agent to sign, as applicable, any amended or supplemental indenture or amended Security Agreement authorized pursuant to this Article 8 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental indenture or amendment to the Security Agreement until the Board of Directors approves it. In signing or refusing to sign any amended or supplemental indenture (or in directing the Collateral Agent to sign or not sign an amendment to the Security Agreement) the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon, in addition to the documents required by

Section 11.03 hereof, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture or Security Agreement is authorized or permitted by this Indenture, that it is not inconsistent herewith and therewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                   ARTICLE 9.
                             COLLATERAL AND SECURITY

          Section 9.01. Security Agreement.

          The due and punctual payment of the principal of and Fixed Interest on the Notes when and as the same shall be due and payable, whether on an Interest Payment Date, at maturity, by acceleration, repurchase, prepayment or otherwise, and interest on the overdue principal of and interest (to the extent permitted by law) on the Notes and performance of all other obligations of the Company (excluding any and all obligations with respect to any Contingent Interest) to the Holders of Notes, the Trustee or the Collateral Agent under this Indenture, the Security Agreement and the Notes, according to the terms hereunder or thereunder, shall be secured as provided in the Security Agreement which the Company has entered into simultaneously with the execution of this Indenture. Each Holder of Notes, by its acceptance thereof, consents and agrees to the terms of the Security Agreement (including, without limitation, the provisions providing for foreclosure and release of Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms, appoints the Collateral Agent to act as the "Collateral Agent" thereunder and authorizes and directs the Collateral Agent to enter into the Security Agreement and to perform its obligations and exercise its rights thereunder in accordance therewith. The Company shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Security Agreement, to assure and confirm to the Trustee and the Collateral Agent the security interest in the Collateral contemplated hereby, by the Security Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purposes herein expressed. The Company shall take, or shall cause its Subsidiaries to take any and all actions reasonably required to cause the Security Agreement to create and maintain, as security for the Obligations of the Company hereunder, a valid and enforceable perfected Lien in and on all the Collateral, in favor of the Collateral Agent for its benefit and the ratable benefit of the Holders of Notes, superior to and prior to the rights of all third Persons other than those holding First Lien Debt, and subject to no Liens (other than Liens permitted by the Security Agreement).

          Section 9.02. Recording and Officer's Certificates.

          (a) The Company shall furnish to the Collateral Agent and the Trustee promptly following the execution and delivery of this Indenture, an Officer's Certificate, either (i) certifying that all actions have been taken with respect to the recording, registering, filing, re-recording, re- registering and re-filing of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien of the Security Agreement and reciting with respect to the security interests in the Collateral the details of such actions.

          (b) The Company shall furnish to the Collateral Agent and the Trustee within three months after each anniversary of the Issue Date an Officer's certificate, dated as of such date, either (i) (A) certifying that all actions have been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien of the Security Agreement and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Officer's Certificates in which such details are given and (B) certifying that, based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to preserve and protect, to the extent such protection and preservation are possible by filing, the rights of the Holders of Notes and the Collateral Agent and the Trustee hereunder and under the Security Documents with respect to the security interests in the Collateral, or (ii) stating that, in the opinion of such officer, no such action is necessary to maintain such Lien and assignment.

          Section 9.03. Release of Collateral.

          (a) Subject to subsections (b)and (c) of this Section 9.03, Collateral may be released from the Lien and security interest created by the Security Agreement at any time or from time to time in accordance with the provisions of the Security Agreement and as provided hereby. The Collateral will be automatically released from the Lien at such time as the Company has paid in full or otherwise provided for the payment in full in accordance with this Indenture of the principal amount and Interest due on all of the Notes. If the Trustee is not the Collateral Agent, the Trustee shall thereafter deliver a certificate to the Collateral Agent stating that such principal amount and Interest have been paid in full, and instruct the Collateral Agent to release the Liens pursuant to this Indenture and the Security Agreement. Upon the request of the Company pursuant to an Officer's Certificate certifying that all conditions precedent to such release hereunder and under the Security Agreement have been met, the Collateral Agent shall release the Collateral. Upon receipt of such Officer's Certificate, the Collateral Agent shall (at the sole cost and expense of the Company) execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Collateral permitted to be released pursuant to this Indenture or the Security Agreement.

          (b) No Collateral shall be released from the Lien and security interest created by the Security Agreement pursuant to the provisions of the Security Agreement unless there shall have been delivered to the Collateral Agent the certificate required by this Section 9.03.

          (c) The release of any Collateral from the terms of this Indenture and the Security Agreement shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to the terms of the Security Agreement. Any certificate or opinion required may be made by an Officer of the Company except in cases where it requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Company.

          Section 9.04. Certificates of the Trustee.

          In the event that the Company wishes to release Collateral in accordance with the Security Agreement and has delivered the certificates and documents required by the Security Agreement and Sections 9.03 and 9.04 hereof, the Trustee shall determine whether it has received all documentation required in connection with such release and, based on such determination, shall deliver a certificate to the Collateral Agent setting forth such determination; provided, however, that so long as the Trustee is the Collateral Agent, the requirement that the Trustee deliver a certificate to the Collateral Agent shall not be applicable.

    Section 9.05. Authorization of Actions to Be Taken by the Trustee and the
                 Collateral Agent Under the Security Agreement.

          Subject to the provisions of Section 7.01 and 7.02 hereof, the Trustee shall, in its sole discretion and without the consent of the Holders of Notes, direct, on behalf of the Holders of Notes, the Collateral Agent to take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Security Agreement and (b) collect, receive and distribute any and all amounts payable in respect of the Obligations of the Company hereunder or under the Security Agreement. The Trustee and the Collateral Agent shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Security Agreement or this Indenture, and such suits and proceedings as the Trustee or the Collateral Agent may deem expedient to preserve or protect its interests and the interests of the Holders of Notes in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders of Notes or of the Trustee or the Collateral Agent).

    Section 9.06. Authorization of Receipt of Funds by the Trustee Under the
                              Security Agreement.

          The Collateral Agent shall deliver to the Trustee and the Trustee is authorized to receive any funds for the benefit of the Holders of Notes distributed under the Security Agreement, and to make further distributions of such funds to the Holders of Notes according to the provisions of this Indenture and the Security Agreement.

                                   ARTICLE 10.
                           SATISFACTION AND DISCHARGE

          Section 10.01. Satisfaction and Discharge.

          This Indenture will be discharged and will cease to be of further effect as to all Notes issued hereunder, when:

          (1)  either:

          (a) all Notes issued and outstanding (except lost, stolen or destroyed Notes that have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company) have been delivered to the Registrar for cancellation; or

          (b) the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the Notes not delivered to the Trustee for cancellation for principal on, accrued and unpaid Fixed Interest to the date of maturity or the next Interest Payment

Date and the maximum remaining amount of Contingent Interest payable on all Outstanding Notes;

          (2) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other material instrument to which the Company is a party or by which the Company is bound;

          (3) the Company has paid or caused to be paid all sums payable by it under this Indenture; and

          (4) the Company has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of the Notes at maturity or the prepayment date, as the case may be.

          In addition, the Company must deliver an Officer's Certificate and an Opinion of Counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

          Notwithstanding the satisfaction and discharge of this Indenture, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the provisions of Section 11.01 shall survive.

          Section 10.02. Application of Trust Money.

          All money deposited with the Trustee pursuant to Section 10.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and Interest, for whose payment such money has been deposited with the Trustee; provided, however, such money need not be segregated from other funds except to the extent required by law.

          If the Trustee or Paying Agent is unable to apply any money or Government Securities in accordance with Section 10.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's Obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 10.01; provided, however, that if the Company has made any payment of principal of Interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Securities held by the Trustee or Paying Agent.

                                   ARTICLE 11.
                                  MISCELLANEOUS

          Section 11.01. Notices.

          Any notice or communication by the Company, the Trustee or the Collateral Agent to the other is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

          If to the Company:
          Air Packaging Technologies, Inc.
          25620 Rye Canyon Road
          Valencia, Ca 91355
          Fax (661)294-0947

          If to the Trustee:
          Interwest Transfer Co., Inc.
          1981 East 4800 South, Suite 100
          Salt Lake City, Utah 84117
          Fax (801)272-9370

          If to the Collateral Agent, at the address provided in the Security Agreement for notices to be sent.

          The Company or the Trustee, by notice to the other may designate additional or different addresses for subsequent notices or communications.

          All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier promising next Business Day delivery, except that notices and communications to the Trustee or the Collateral Agent shall be deemed duly given and effective only upon receipt.

          Any notice or communication to a Holder shall be mailed by first class mail or by overnight air courier promising next Business Day delivery to its address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee at the same time.

          Section 11.02. Communication by Holders of Notes with Other Holders of Notes.

          Holders may communicate with other Holders with respect to their rights under this Indenture, the Notes and the Security Agreement.

          Section 11.03. Certificate and Opinion as to Conditions Precedent.

          Upon any request or application by the Company to the Trustee and/or the Collateral Agent to take any action under this Indenture, the Company shall furnish to the Trustee, upon request:

          (a) an Officer's Certificate in form and substance reasonably satisfactory to the Trustee, as applicable (which shall include the statements set forth in Section 11.04 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and/or

          (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.04 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

          Section 11.04. Statements Required in Certificate or Opinion.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

          Section 11.05. Rules by Trustee and Agents.

          The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

   Section 11.06. No Personal Liability of Directors, Officers, Employees and
                                  Stockholders.

           No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes, this Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

          Section 11.07. Governing Law.

       The internal law of the State of Utah shall govern and be used to construe this Indenture without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

          Section 11.08. Waiver of Jury Trial

         To the extent not prohibited by applicable law which cannot be waived, company hereby waives and covenants that it will not assert (whether as plaintiff. Defendant or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, action or cause of action arising out of or based upon this agreement, or the subject matter hereof, in each case, whether now existing or hereafter arising or whether in contract or tort or otherwise.

          Section 11.09. No Waiver, Remedies.

          No failure on the part of Collateral Agent to exercise and no delay in exercising any right in connection with this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law.

          Section 11.10. Collection Costs, Attorneys' Fees.

          In the event of any breach by Company, Company shall reimburse Collateral Agent on demand for all costs incurred by Collateral Agent relating to such breach, including, without limitation, collection costs for payments that have become delinquent. In any action or proceeding to enforce any rights or obligations hereunder, the prevailing party shall be entitled to reimbursement for its reasonable attorneys' fees and expenses and court costs.

          Section 11.11. Successors.

          All agreements of the Company in this Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee and/or the Collateral Agent in this Indenture shall bind its successors and assigns.

          Section 11.12. Severability.

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 11.13. Counterpart Originals.

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          Section 11.14. Table of Contents, Headings, etc.

          The Table of Contents and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

          Section 11.15. Entire Agreement; Modification.

          This Agreement expresses the entire understanding of the parties as to the matters covered and supersedes any prior discussions, negotiations and agreements. This Agreement may be amended only in writing that clearly states that it amends this Agreement



                                   SIGNATURES





Dated as of January 29, 2002
                    --

                    AIR PACKAGING TECHNOLOGIES, INC.

                    By: s/Donald Ochacher
                        -----------------
                       Name: Donald Ochacher
                       Title:President

                    INTERWEST TRANSFER CO., INC. as Trustee and Collateral Agent


                     By: s/ Kurtis D. Hughes
                         -------------------
                        Name: Kurtis D. Hughes
                        Title: V. P.

                               INDENTURE EXHIBIT A
                                 "INITIAL NOTES"
                               -------------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON EXEMPTIONS CONTAINED IN SECTION 4(2) OF THE ACT AND/OR REGULATIONS D PROMULGATED PURSUANT THERETO, NOR HAS THIS NOTE BEEN
REGISTERED OR QUALIFIED IN ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED BY THE HOLDER UNLESS IT IS SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.

 NUMBER                                                                 AMOUNT
 U-1003                  AIR PACKAGING TECHNOLOGIES, INC.              $ 125,000
--------                                                               ---------

                         8.75% Convertible Note Due 2004

     AIR PACKAGING TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to Progressive Emerging Ventures Ltd , or registered
                            ------------------------------------
assigns,  the  principal sum of One Hundred  Twenty-Five  Thousand US Dollars on
                                ----------------------------------
December 31, 2004, and to pay interest thereon annually on December 31 (each an "Interest Payment Date") accruing from and after the date of original issuance of this Note in each year at 8.75% per annum, payable in common stock of the Company at the average bid price for the twenty business days prior to an interest payment date, until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 365- or 366- day year, as the case may be.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15 (whether or not a Business Day), as the case may be, preceding such Interest Payment Date. Payment of the principal of and interest on this Note will be made at the principal corporate office of the Company and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

     Reference is hereby made to the further provisions of this Note set forth on the attached pages hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, AIR PACKAGING TECHNOLOGIES, INC. has caused this instrument to be executed in its corporate name by the signature of its President and its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Date of Issuance: October 5, 2000
                  ---------------



s/ Donald Ochacher           [Corporate Seal]         s/ Janet Maxey
----------------------                                --------------------------
President                                             Secretary

                                 ASSIGNMENT FORM


To assign this note, fill in form below:

For  Value  received,______________________________hereby   sells,  assigns  and
transfers this note to


______________________________           _______________________________________
Assignee's name                          Social security or taxpayer I.D. Number


______________________________           _______________________________________
Assignee's mailing address               City, State, Country, Zip

and does hereby irrevocably constitute and appoint______________________________ Attorney to transfer this note of the books of the registrar with full power of substitution in the premises.


DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.


********************************************************************************


                                CONVERSION NOTICE

The Undersigned does hereby elect to convert this note (if only a partial conversion state amount here $_________) into Common Stock of Air Packaging Technologies, Inc. and requests that the certificate(s) issuable upon conversion be issued in my name or (if filled out) as below:



______________________________           _______________________________________
Name                                     Social security or taxpayer I.D. Number


______________________________           _______________________________________
Mailing address                          City, State, Country, Zip



DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON EXEMPTIONS CONTAINED IN SECTION 4(2) OF THE ACT AND/OR REGULATIONS D PROMULGATED PURSUANT THERETO, NOR HAS THIS NOTE BEEN
REGISTERED OR QUALIFIED IN ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED BY THE HOLDER UNLESS IT IS SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.

NUMBER                                                                   AMOUNT

U-1006                   AIR PACKAGING TECHNOLOGIES, INC.               $ 75,000
------                                                                  --------

                         8.75% Convertible Note Due 2004

     AIR PACKAGING TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to Beckford Advisors Ltd., or registered assigns, the
                          -----------------------
principal sum of  Seventy-five  Thousand US Dollars on December 31, 2004, and to
                  ----------------------
pay interest thereon annually on December 31 (each an "Interest Payment Date") accruing from and after the date of original issuance of this Note in each year at 8.75% per annum, payable in common stock of the Company at the average bid price for the twenty business days prior to an interest payment date,until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 365- or 366- day year, as the case may be.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15 (whether or not a Business Day), as the case may be, preceding such Interest Payment Date. Payment of the principal of and interest on this Note will be made at the principal corporate office of the Company and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

     Reference is hereby made to the further provisions of this Note set forth on the attached pages hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, AIR PACKAGING TECHNOLOGIES, INC. has caused this instrument to be executed in its corporate name by the signature of its President and its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Date of Issuance: November 22, 2000
                 ------------------


s/ Donald Ochacher           [Corporate Seal]         s/ Janet Maxey
----------------------                                --------------------------
President                                             Secretary

                                 ASSIGNMENT FORM


To assign this note, fill in form below:

For  Value  received,______________________________hereby   sells,  assigns  and
transfers this note to


______________________________           _______________________________________
Assignee's name                          Social security or taxpayer I.D. Number


______________________________           _______________________________________
Assignee's mailing address               City, State, Country, Zip

and does hereby irrevocably constitute and appoint______________________________ Attorney to transfer this note of the books of the registrar with full power of substitution in the premises.


DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.


********************************************************************************


                                CONVERSION NOTICE

The Undersigned does hereby elect to convert this note (if only a partial conversion state amount here $_________) into Common Stock of Air Packaging Technologies, Inc. and requests that the certificate(s) issuable upon conversion be issued in my name or (if filled out) as below:



______________________________           _______________________________________
Name                                     Social security or taxpayer I.D. Number


______________________________           _______________________________________
Mailing address                          City, State, Country, Zip



DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON EXEMPTIONS CONTAINED IN SECTION 4(2) OF THE ACT AND/OR REGULATIONS D PROMULGATED PURSUANT THERETO, NOR HAS THIS NOTE BEEN
REGISTERED OR QUALIFIED IN ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED BY THE HOLDER UNLESS IT IS SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.

NUMBER                                                                   AMOUNT

U-1008                   AIR PACKAGING TECHNOLOGIES, INC.               $125,000
------                                                                  --------

                         8.75% Convertible Note Due 2004

     AIR PACKAGING TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to Innovative Investments Network, Ltd, or registered
                          --------------------------------------
assigns, the principal sum of One Hundred Twenty-five US Dollars on December 31,
                              -----------------------
2004, and to pay interest thereon annually on December 31 (each an "Interest Payment Date") accruing from and after the date of original issuance of this
Note in each year at 8.75% per annum, payable in common stock of the Company at the average bid price for the twenty business days prior to an interest payment date,until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 365- or 366- day year, as the case may be.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15 (whether or not a Business Day), as the case may be, preceding such Interest Payment Date. Payment of the principal of and interest on this Note will be made at the principal corporate office of the Company and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

     Reference is hereby made to the further provisions of this Note set forth on the attached pages hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, AIR PACKAGING TECHNOLOGIES, INC. has caused this instrument to be executed in its corporate name by the signature of its President and its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Date of Issuance: January 4, 2001
                  ---------------


s/ Donald Ochacher           [Corporate Seal]         s/ Janet Maxey
----------------------                                --------------------------
President                                             Secretary

                                 ASSIGNMENT FORM


To assign this note, fill in form below:

For  Value  received,______________________________hereby   sells,  assigns  and
transfers this note to


______________________________           _______________________________________
Assignee's name                          Social security or taxpayer I.D. Number


______________________________           _______________________________________
Assignee's mailing address               City, State, Country, Zip

and does hereby irrevocably constitute and appoint______________________________ Attorney to transfer this note of the books of the registrar with full power of substitution in the premises.


DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.


********************************************************************************


                                CONVERSION NOTICE

The Undersigned does hereby elect to convert this note (if only a partial conversion state amount here $_________) into Common Stock of Air Packaging Technologies, Inc. and requests that the certificate(s) issuable upon conversion be issued in my name or (if filled out) as below:



______________________________           _______________________________________
Name                                     Social security or taxpayer I.D. Number


______________________________           _______________________________________
Mailing address                          City, State, Country, Zip



DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON EXEMPTIONS CONTAINED IN SECTION 4(2) OF THE ACT AND/OR REGULATIONS D PROMULGATED PURSUANT THERETO, NOR HAS THIS NOTE BEEN
REGISTERED OR QUALIFIED IN ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED BY THE HOLDER UNLESS IT IS SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.

NUMBER                                                                   AMOUNT

U-1005                   AIR PACKAGING TECHNOLOGIES, INC.               $250,000
------                                                                  --------

                         8.75% Convertible Note Due 2004

     AIR PACKAGING TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to Maynard Worldwide Inc., or registered assigns, the
                          ------------------------
principal sum of Two Hundred Fifty Thousand US Dollars on December 31, 2004, and
                 --------------------------
to pay  interest  thereon  annually on December  31 (each an  "Interest  Payment
Date") accruing from and after the date of original issuance of this Note in each year at 8.75% per annum, payable in common stock of the Company at the average bid price for the twenty business days prior to an interest payment date,until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 365- or 366- day year, as the case may be.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15 (whether or not a Business Day), as the case may be, preceding such Interest Payment Date. Payment of the principal of and interest on this Note will be made at the principal corporate office of the Company and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

     Reference is hereby made to the further provisions of this Note set forth on the attached pages hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, AIR PACKAGING TECHNOLOGIES, INC. has caused this instrument to be executed in its corporate name by the signature of its President and its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Date of Issuance: November 22, 2000
                  -----------------



s/ Donald Ochacher           [Corporate Seal]         s/ Janet Maxey
----------------------                                --------------------------
President                                             Secretary

                                 ASSIGNMENT FORM


To assign this note, fill in form below:

For  Value  received,______________________________hereby   sells,  assigns  and
transfers this note to


______________________________           _______________________________________
Assignee's name                          Social security or taxpayer I.D. Number


______________________________           _______________________________________
Assignee's mailing address               City, State, Country, Zip

and does hereby irrevocably constitute and appoint______________________________ Attorney to transfer this note of the books of the registrar with full power of substitution in the premises.


DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.


********************************************************************************


                                CONVERSION NOTICE

The Undersigned does hereby elect to convert this note (if only a partial conversion state amount here $_________) into Common Stock of Air Packaging Technologies, Inc. and requests that the certificate(s) issuable upon conversion be issued in my name or (if filled out) as below:



______________________________           _______________________________________
Name                                     Social security or taxpayer I.D. Number


______________________________           _______________________________________
Mailing address                          City, State, Country, Zip



DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON EXEMPTIONS CONTAINED IN SECTION 4(2) OF THE ACT AND/OR REGULATIONS D PROMULGATED PURSUANT THERETO, NOR HAS THIS NOTE BEEN
REGISTERED OR QUALIFIED IN ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED BY THE HOLDER UNLESS IT IS SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.

NUMBER                                                                   AMOUNT

U-1007                   AIR PACKAGING TECHNOLOGIES, INC.               $ 50,000
------                                                                  --------

                         8.75% Convertible Note Due 2004

     AIR PACKAGING TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to Paradigm Financial AVV, or registered assigns, the
                          -----------------------
principal  sum of Fifty  Thousand US Dollars on December  31,  2004,  and to pay
                  ---------------
interest thereon annually on December 31 (each an "Interest Payment Date") accruing from and after the date of original issuance of this Note in each year at 8.75% per annum, payable in common stock of the Company at the average bid price for the twenty business days prior to an interest payment date,until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 365- or 366- day year, as the case may be.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15 (whether or not a Business Day), as the case may be, preceding such Interest Payment Date. Payment of the principal of and interest on this Note will be made at the principal corporate office of the Company and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

     Reference is hereby made to the further provisions of this Note set forth on the attached pages hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, AIR PACKAGING TECHNOLOGIES, INC. has caused this instrument to be executed in its corporate name by the signature of its President and its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Date of Issuance: November 27, 2000
                  -----------------

s/ Donald Ochacher           [Corporate Seal]         s/ Janet Maxey
----------------------                                --------------------------
President                                             Secretary

                                 ASSIGNMENT FORM


To assign this note, fill in form below:

For  Value  received,______________________________hereby   sells,  assigns  and
transfers this note to


______________________________           _______________________________________
Assignee's name                          Social security or taxpayer I.D. Number


______________________________           _______________________________________
Assignee's mailing address               City, State, Country, Zip

and does hereby irrevocably constitute and appoint______________________________ Attorney to transfer this note of the books of the registrar with full power of substitution in the premises.


DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.


********************************************************************************


                                CONVERSION NOTICE

The Undersigned does hereby elect to convert this note (if only a partial conversion state amount here $_________) into Common Stock of Air Packaging Technologies, Inc. and requests that the certificate(s) issuable upon conversion be issued in my name or (if filled out) as below:



______________________________           _______________________________________
Name                                     Social security or taxpayer I.D. Number


______________________________           _______________________________________
Mailing address                          City, State, Country, Zip



DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON EXEMPTIONS CONTAINED IN SECTION 4(2) OF THE ACT AND/OR REGULATIONS D PROMULGATED PURSUANT THERETO, NOR HAS THIS NOTE BEEN
REGISTERED OR QUALIFIED IN ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED BY THE HOLDER UNLESS IT IS SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.

NUMBER                                                                  AMOUNT

U-1001                   AIR PACKAGING TECHNOLOGIES, INC.              $ 125,000
------                                                                 ---------

                         8.75% Convertible Note Due 2004

     AIR PACKAGING TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to Comprehensive Ventures Inc. Ltd. , or registered
                            ----------------------------------
assigns,  the  principal sum of One Hundred  Twenty-Five  Thousand US Dollars on
                                ----------------------------------
December 31, 2004, and to pay interest thereon annually on December 31 (each an "Interest Payment Date") accruing from and after the date of original issuance of this Note in each year at 8.75% per annum, payable in common stock of the Company at the average bid price for the twenty business days prior to an interest payment date, until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 365- or 366- day year, as the case may be.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15 (whether or not a Business Day), as the case may be, preceding such Interest Payment Date. Payment of the principal of and interest on this Note will be made at the principal corporate office of the Company and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

     Reference is hereby made to the further provisions of this Note set forth on the attached pages hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, AIR PACKAGING TECHNOLOGIES, INC. has caused this instrument to be executed in its corporate name by the signature of its President and its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Date of Issuance: September 7, 2000
                  -----------------



s/ Donald Ochacher           [Corporate Seal]         s/ Janet Maxey
----------------------                                --------------------------
President                                             Secretary

                                 ASSIGNMENT FORM


To assign this note, fill in form below:

For  Value  received,______________________________hereby   sells,  assigns  and
transfers this note to


______________________________           _______________________________________
Assignee's name                          Social security or taxpayer I.D. Number


______________________________           _______________________________________
Assignee's mailing address               City, State, Country, Zip

and does hereby irrevocably constitute and appoint______________________________ Attorney to transfer this note of the books of the registrar with full power of substitution in the premises.


DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.


********************************************************************************


                                CONVERSION NOTICE

The Undersigned does hereby elect to convert this note (if only a partial conversion state amount here $_________) into Common Stock of Air Packaging Technologies, Inc. and requests that the certificate(s) issuable upon conversion be issued in my name or (if filled out) as below:



______________________________           _______________________________________
Name                                     Social security or taxpayer I.D. Number


______________________________           _______________________________________
Mailing address                          City, State, Country, Zip



DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON EXEMPTIONS CONTAINED IN SECTION 4(2) OF THE ACT AND/OR REGULATIONS D PROMULGATED PURSUANT THERETO, NOR HAS THIS NOTE BEEN
REGISTERED OR QUALIFIED IN ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED BY THE HOLDER UNLESS IT IS SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.

NUMBER                                                                   AMOUNT

U-1004                   AIR PACKAGING TECHNOLOGIES, INC.              $ 125,000
------                                                                 ---------

                         8.75% Convertible Note Due 2004

     AIR PACKAGING TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to Comprehensive Ventures Inc. Ltd. , or registered
                            ----------------------------------
assigns,  the  principal sum of One Hundred  Twenty-Five  Thousand US Dollars on
                                ----------------------------------
December 31, 2004, and to pay interest thereon annually on December 31 (each an "Interest Payment Date") accruing from and after the date of original issuance of this Note in each year at 8.75% per annum, payable in common stock of the Company at the average bid price for the twenty business days prior to an interest payment date, until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 365- or 366- day year, as the case may be.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15 (whether or not a Business Day), as the case may be, preceding such Interest Payment Date. Payment of the principal of and interest on this Note will be made at the principal corporate office of the Company and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

     Reference is hereby made to the further provisions of this Note set forth on the attached pages hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, AIR PACKAGING TECHNOLOGIES, INC. has caused this instrument to be executed in its corporate name by the signature of its President and its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Date of Issuance: October 5, 2000
                  ---------------



s/ Donald Ochacher           [Corporate Seal]         s/ Janet Maxey
----------------------                                --------------------------
President                                             Secretary

                                 ASSIGNMENT FORM


To assign this note, fill in form below:

For  Value  received,______________________________hereby   sells,  assigns  and
transfers this note to


______________________________           _______________________________________
Assignee's name                          Social security or taxpayer I.D. Number


______________________________           _______________________________________
Assignee's mailing address               City, State, Country, Zip

and does hereby irrevocably constitute and appoint______________________________ Attorney to transfer this note of the books of the registrar with full power of substitution in the premises.


DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.


********************************************************************************


                                CONVERSION NOTICE

The Undersigned does hereby elect to convert this note (if only a partial conversion state amount here $_________) into Common Stock of Air Packaging Technologies, Inc. and requests that the certificate(s) issuable upon conversion be issued in my name or (if filled out) as below:



______________________________           _______________________________________
Name                                     Social security or taxpayer I.D. Number


______________________________           _______________________________________
Mailing address                          City, State, Country, Zip



DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT O 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON EXEMPTIONS CONTAINED IN SECTIONS 4(6), 4(2) OF THE ACT AND/OR REGULATIONS D AND S PROMULGATED PURSUANT THERETO, NOR HAS THIS NOTE BEEN REGISTERED OR QUALIFIED IN ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED BY THE HOLDER UNLESS IT IS SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABL STATE SECURITIES LAWS OR EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.

 NUMBER                                                                 AMOUNT

2001-1                   AIR PACKAGING TECHNOLOGIES, INC.              $ 460,000
------                                                                 ---------


                         7.0% Convertible Note Due 2004


     AIR PACKAGING TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to OTC OPPORTUNITIES LIMITED, or registered assigns, the
                          -------------------------
principal  sum of FOUR HUNDRED  SIXTY  THOUSAND US Dollars on December 31, 2004,
                  -----------------------------
and to pay interest thereon annually on December 31 (each an "Interest Payment Date") accruing from and after the date of original issuance of this Note in eac year at 7.0% per annum, payable in common stock of the Company a the average bid price for the twenty business days prior to an interest payment date, until the principal hereof is paid or made available for payment Interest will be computed on the basis of a 365- or 366- day year, as the case may be.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15 (whether or not a Business Day), as the case may be, preceding such Interest Payment Date. Payment of the principal of and interest on this Note will be made at the principal corporate office of the Company and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

     Reference is hereby made to the further provisions of this Note set forth on the attached pages hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, AIR PACKAGING TECHNOLOGIES, INC. has caused this instrument to be executed in its corporate name by the signature of its President and its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Date of Issuance: October 1, 2001
                  ---------------


s/ Donald Ochacher           [Corporate Seal]         s/ Janet Maxey
----------------------                                --------------------------
President                                             Secretary

                                 ASSIGNMENT FORM


To assign this note, fill in form below:

For  Value  received,______________________________hereby   sells,  assigns  and
transfers this note to


______________________________           _______________________________________
Assignee's name                          Social security or taxpayer I.D. Number


______________________________           _______________________________________
Assignee's mailing address               City, State, Country, Zip

and does hereby irrevocably constitute and appoint______________________________ Attorney to transfer this note of the books of the registrar with full power of substitution in the premises.


DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.


********************************************************************************


                                CONVERSION NOTICE

The Undersigned does hereby elect to convert this note (if only a partial conversion state amount here $_________) into Common Stock of Air Packaging Technologies, Inc. and requests that the certificate(s) issuable upon conversion be issued in my name or (if filled out) as below:



______________________________           _______________________________________
Name                                     Social security or taxpayer I.D. Number


______________________________           _______________________________________
Mailing address                          City, State, Country, Zip



DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON EXEMPTIONS CONTAINED IN SECTION 4(2) OF THE ACT AND/OR REGULATIONS D PROMULGATED PURSUANT THERETO, NOR HAS THIS NOTE BEEN
REGISTERED OR QUALIFIED IN ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED BY THE HOLDER UNLESS IT IS SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.

 NUMBER                                                                 AMOUNT

 U-1002                  AIR PACKAGING TECHNOLOGIES, INC.              $ 125,000
 ------                                                                ---------

                         8.75% Convertible Note Due 2004

     AIR PACKAGING TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to Progressive Emerging Ventures Ltd, or registered
                            -----------------------------------
assigns,  the  principal sum of One Hundred  Twenty-Five  Thousand US Dollars on
                                ----------------------------------
December 31, 2004, and to pay interest thereon annually on December 31 (each an "Interest Payment Date") accruing from and after the date of original issuance of this Note in each year at 8.75% per annum, payable in common stock of the Company at the average bid price for the twenty business days prior to an interest payment date, until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 365- or 366- day year, as the case may be.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15 (whether or not a Business Day), as the case may be, preceding such Interest Payment Date. Payment of the principal of and interest on this Note will be made at the principal corporate office of the Company and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

     Reference is hereby made to the further provisions of this Note set forth on the attached pages hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, AIR PACKAGING TECHNOLOGIES, INC. has caused this instrument to be executed in its corporate name by the signature of its President and its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Date of Issuance: September 7, 2000
                  -----------------



s/ Donald Ochacher           [Corporate Seal]         s/ Janet Maxey
----------------------                                --------------------------
President                                             Secretary

                                 ASSIGNMENT FORM


To assign this note, fill in form below:

For  Value  received,______________________________hereby   sells,  assigns  and
transfers this note to


______________________________           _______________________________________
Assignee's name                          Social security or taxpayer I.D. Number


______________________________           _______________________________________
Assignee's mailing address               City, State, Country, Zip

and does hereby irrevocably constitute and appoint______________________________ Attorney to transfer this note of the books of the registrar with full power of substitution in the premises.


DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.


********************************************************************************


                                CONVERSION NOTICE

The Undersigned does hereby elect to convert this note (if only a partial conversion state amount here $_________) into Common Stock of Air Packaging Technologies, Inc. and requests that the certificate(s) issuable upon conversion be issued in my name or (if filled out) as below:



______________________________           _______________________________________
Name                                     Social security or taxpayer I.D. Number


______________________________           _______________________________________
Mailing address                          City, State, Country, Zip



DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.

                               INDENTURE EXHIBIT B
                                 "FORM OF NOTE"
                               -------------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON EXEMPTIONS CONTAINED IN SECTION 4(2) OF THE ACT AND/OR REGULATIONS D PROMULGATED PURSUANT THERETO, NOR HAS THIS NOTE BEEN
REGISTERED OR QUALIFIED IN ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED BY THE HOLDER UNLESS IT IS SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.

NUMBER                                                                    AMOUNT

                         AIR PACKAGING TECHNOLOGIES, INC.                 $
-----                                                                     ------


                         8.75% Convertible Note Due 2004

     AIR PACKAGING TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to __________________________, or registered assigns, the principal sum of _______________________US Dollars on December 31, 2004, and to pay interest thereon annually on December 31 (each an "Interest Payment Date") accruing from and after the date of original issuance of this Note in each year at 8.75% per annum, payable in common stock of the Company at the average bid price for the twenty business days prior to an interest payment date,until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 365- or 366- day year, as the case may be.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15 (whether or not a Business Day), as the case may be, preceding such Interest Payment Date. Payment of the principal of and interest on this Note will be made at the principal corporate office of the Company and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

     Reference is hereby made to the further provisions of this Note set forth on the attached pages hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, AIR PACKAGING TECHNOLOGIES, INC. has caused this instrument to be executed in its corporate name by the signature of its President and its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Date of Issuance:
                 _______________________



                             [Corporate Seal]
_________________________                           ____________________________
President                                           Secretary

                                 ASSIGNMENT FORM


To assign this note, fill in form below:

For  Value  received,______________________________hereby   sells,  assigns  and
transfers this note to


______________________________           _______________________________________
Assignee's name                          Social security or taxpayer I.D. Number


______________________________           _______________________________________
Assignee's mailing address               City, State, Country, Zip

and does hereby irrevocably constitute and appoint______________________________ Attorney to transfer this note of the books of the registrar with full power of substitution in the premises.


DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.


********************************************************************************


                                CONVERSION NOTICE

The Undersigned does hereby elect to convert this note (if only a partial conversion state amount here $_________) into Common Stock of Air Packaging Technologies, Inc. and requests that the certificate(s) issuable upon conversion be issued in my name or (if filled out) as below:



______________________________           _______________________________________
Name                                     Social security or taxpayer I.D. Number


______________________________           _______________________________________
Mailing address                          City, State, Country, Zip



DATED this ___________________, ______
                                             ___________________________________
                                             Bondholder's Signature


                                             ___________________________________
                                             Bondholder's Signature

               Sign exactly as your name appears on the other side of this Note.

                        AIR PACKAGING TECHNOLOGIES, INC.

                        8.75% CONVERTIBLE NOTES DUE 2004

                         ADDITIONAL TERMS AND CONDITIONS

1.   General.

     This Note is one of a duly authorized issue of Notes of the Company designated as its 8.75% Convertible Notes Due 2004. The terms of the Notes include those stated below. The Notes are general obligations of the Company limited to $2,500,000 in aggregate principal amount. The Notes may be secured as to payment by certain assets of the Company.

2.  Paying Agent, Conversion Agent and Registrar.

     Initially, the Company will act as its own Paying Agent, Conversion Agent and Registrar. The Company may change any Paying Agent, Conversion Agent, Registrar or co-registrar without notice.

3.   Definitions.

          "Act" shall mean the Securities Act of 1933, as amended, and the Rules promulgated thereunder.

          "Business Day" shall mean Monday through Friday of each week, excluding any day that is a legal holiday in the State of California or upon which the New York Stock Exchange is closed.

          "Common Stock" shall mean the Common Stock, $0.001 par value, of the Company, as designated on the date hereof, or shares of any class or classes of Capital Stock resulting from reclassification or reclassification thereof.

          "Company" shall mean Air Packaging Technologies, Inc., a Delaware Corporation.

          "Holder" shall mean the person in whose name the Notes are registered on the Company's books.

          "Interest Payment Date" or "Payment Date" shall mean December 31 of each year.

          "Interest Payment Issuance Price" shall mean the average of the highest bid prices among the ones shown by all market makers in the Company's common stock at the closing of each market session for each of the twenty (20) business days, immediately prior to Payment Date, on the OTC Bulletin Board or such other place that the Company's common stock may be trading on Payment Date.

          "Notes" shall mean the 8.75% Convertible Debentures Due 2004.

          "Regular Record Date" shall mean December 15 of each year.

          "SEC" shall mean the United States Securities and Exchange Commission.

4.   Interest Payments to be Made in Stock in Lieu of Cash Interest Payment

          All interest payments on the Notes shall be made as follows:

          (a) All interest payments to be made on this Note hall be made on or about the Interest Payment Date and shall be paid in Common Stock of the Company at the Interest Payment Issuance Price.

          (b) All stock to be issued shall be "restricted" as tha term is generally used under the Act and, as such, shall contain a legend thereon restricting their sale, transfer, or hypothecation unless an effective registration statement is in effect or an exemption from registration applies to the specific instance.

5.   Registration Rights.

     Upon receipt of subscriptions for a minimum o $1,000,000, Company undertakes to use its best efforts to register, for resale, the Notes and/or the common stock issuable upon conversion of the notes, with the SEC on an applicable registration form and to maintain said registration until six (6) months after conversion of all of the debentures, expiration of the conversion rights, or until the Company shall have received an opinion of Counsel that the shares of the Common Stock issued or issuable upon conversion of the Notes may be resold by the Holders thereof without an effective registration statement under the Act pursuant to Rule 144 (k).

6.   Optional Conversion.

     Subject to the provisions contained herein, a Holder of a Note is entitled, upon sixty-one (61) days prior notice, at any time on or before the close of business on September 30, 2004, to convert the principal amount of such Note or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000, into shares of Common Stock of the Company at a Conversion Price as provided below (or at the current adjusted Conversion Price if an adjustment has been made as provided in Section 10 below "Adjustments to Conversion Price). No fractions of shares or scrip representing fractions of shares will be issued on conversion of a Note, but an adjustment in cash will be made for any fractional interest as provided in the Indenture.



(a) The Conversion Price shall be the lesser of $0.40 per share or a twenty per cent (20%) discount to the closing high bid price on the date of conversion if the closing bid price for the Company's common stock has been less than $0.40 for the previous forty (40) consecutive Business Days.

(b) The minimum amount of debentures that may be converted by any holder at any one time shall be $25,000 and must be in integral multiples of $1,000.

(c) To convert a Note, a Holder must (i) complete and sign the conversion notice attached to the Note, (ii) surrender the Note with the conversion notice to the Conversion Agent, (iii) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, and
     (iv) pay any transfer or similar tax, if required.

7.   Mandatory Conversion

     In the event that the closing high bid price for the Company's common stock is $1.20 or higher for forty (40) consecutive Business Days:

          (a) the Company may, at its option, notify the Holders of the notes that it is, as of a set date no sooner than thirty (30) days nor more than sixty (60) days after the date of the notification ("Redemption/Conversion Date");

               i. Redeeming the notes or any part of them, on a pro rata basis, at par, together with redemption instructions, and/or

               ii. Demanding conversion of the Notes into Common Stock at the Conversion Price as set forth in Section 6 above.

          (b) In such an event, each note Holder shall have the right, at is option;

               i. To accept the offer of redemption if the Company has made such an offer, or

               ii. To convert its notes into Common Stock at the Conversion Price set forth in Section 6 above, or

               iii. To accept the offer of redemption, if offered by the Company, as to part of the Notes and to convert the remainder of its Notes into Common Stock at the Conversion Price set forth in
               Section 6 above, or

               iv. To do nothing, in which case the Conversion Price of the Holder's Nots shall automatically be re-priced to the average high bid price for the forty (40)consecutive business days prior to the Redemption/Conversion Date.


8.   Denominations, Payment, Transfer, Exchange.

     The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. A Holder may transfer Notes in accordance with the reasonable rules set forth by the Registrar. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law. The Registrar need not transfer any Note until it has received an opinion of Counsel that the transfer may be made pursuant to any effective registration or pursuant to an exemption from registration. Holders must surrender Notes to a Paying Agent to receive principal payments thereof.

9.   Persons Deemed Owners.

     Prior to due presentment of this Note for registration of a transfer, the Company, the Trustee and any agent of either may treat the registered Holder of this Note as the owner of it for all purposes.

10.  Defaults and Rights to payment.

     Event of Default. An "Event of Default" with respect to any Security occurs if:

     (a) The Company defaults in the payment of interest on any Security when the same becomes due and payable and the default continues for a period of 30 days; or

     (b) The Company defaults in the payment of Principal of any Security when the same becomes due and payable at maturity or otherwise; or

     (c) The Company fails to comply with any other material agreement set forth in the Securities and the default continues for a period of 30 days after notice of such default is delivered to the Company by the Holder; provided,. however, that if the default is such that it cannot, in the exercise of reasonable diligence be corrected within such period, it shall not constitute an Event of Default hereunder if corrective action is instituted promptly by the Company within said period and is diligently pursued until the default is corrected; or

     (d) A court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any Bankruptcy Law which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or .composition in respect of the Company, (B) appoint a Custodian of the Company for all or substantially all of the property of the Company; or (C) provide for the winding-up or liquidation of the affairs of the Company; and such judgment, decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced against the Company and such petition, application or proceeding is not dismissed within 90 days; or any warrant of attachment is issued against any substantial portion of the property of the Company which is not released, bonded or stayed within 90 days of service;

     (e) The Company shall (A) commence a voluntary case or proceeding under any Bankruptcy Law, (B) consent to the entry of a judgment, decree or order for relief in an involuntary case or proceeding under any Bankruptcy Law, (C) consent to the institution of bankruptcy or insolvency proceedings against it, or (D) apply for, consent to, or acquiesce in the appointment of or taking possession by a Custodian of the Company or for any substantial part of the property of the Company.

     The term "Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any custodian, receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     Acceleration. If an Event of Default (other than an Event of Default specified in clauses (a), (b) and (c) of Section 10 occurs and is continuing, the Holder by notice to the Company, may declare the Principal of and accrued interest on all the Securities to be due and payable. Upon any such declaration such Principal and interest shall be due and payable immediately. If an Event of Default specified in clause (d) or (e) of Section 10 occurs, such amount shall de facto become and be immediately due and payable without any declaration.

     Rights of Holders to Receive Payment. Notwithstanding any other provision of this debenture, the right of any Holder of a Security to receive payment of Principal of or interest on the Security on or after the respective dates expressed in the Security or after acceleration provided for herein or to bring suit for the enforcement of any such payment on or after such respective dates, or for the right to convert the Security, shall not be impaired or affected without the consent of the Holder.

11.  Adjustment of Conversion Price

     Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment from time to Time as follows:

          (a) In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of its Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares, then the Conversion Price in effect at the time of, respectively, the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of any Security surrendered for conversion after such time shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Security been converted immediately prior to such time. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the time of the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under subsections (b) and (c) below. Such adjustments shall be made successively whenever any event specified above shall occur. In the event that any such dividend, subdivision, reclassification or combination causing any such adjustment does not thereafter occur, then the adjusted Conversion Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to effect such dividend, subdivision, reclassification or combination, to the Conversion Price which would then be in effect if such record date or effective date had not been

          (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock without any charge to such holders entitling them (for a period expiring within 45 days after the record date mentioned above) to subscribe for or purchase shares of its Common Stock (or securities convertible into shares of its Common Stock) at a price per share (or having an initial conversion price per share) less than the Current Market Price (as defined) of the Common Stock on such record date, the Conversion Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the number of shares of such Common Stock so offered for subscription or purchase (or the aggregate initial conversion price of the convertible securities so offered) would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible securities so offered are initially convertible) . Shares of Common Stock owned by or held for the Company shall not be deemed outstanding for the purpose of any computation. Such adjustment shall be made successively whenever such a record date is fixed. In the event that any such rights or warrants (or convertible securities), as the case may be, to the Conversion Price which would then be in effect if such record date had not been fixed.

          (c) In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock or (ii) of evidences of indebtedness of the Company or any Subsidiary or (iii) of assets (excluding cash dividends or distributions referred to in subsection
          (a) above) or (iv) of rights or warrants (excluding those referred to in subsection (b) above), in each such case the Conversion Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price per share on such record date, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a Board Resolution filed with the Trustee) of said shares or evidences of indebtedness or assets or rights or warrants so distributed, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be made successively whenever such a record date is fixed. In the event that any such distribution is thereafter no so made, then the adjusted Conversion Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Conversion Price which would then be in effect if such record date had not been fixed.

          (d) For the purpose of any computation under subsections (b) and (c) above, the "Current Market Price" per share at any date shall be deemed to be the Average Closing Price of the Company's common stock.

          (e) In any case in which this Article X shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Security converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of a fractional share of Common Stock pursuant to Section 10.6; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's rights to receive such additional shares of Common Stock, and such cash, upon the occurrence of the event requiring such adjustment.

          (f) No adjustment in the Conversion Price shall be required with respect to shares of Common Stock issued upon conversion of the Securities unless such adjustment would require an increase or decrease in the amount equal to at least one percent of such price; provided, however, that any such adjustment which is not required to be made shall be carried forward and taken into account in any subsequent adjustment made not later than three years after the happening of the specified event or events.

          (g) The Company from time to time may reduce the Conversion Price by any amount for any period of time if the reduction is irrevocable during the period.

          (h) All calculations under this Article X shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     Whenever the Conversion Price is reduced, the Company shall mail to Holders of the Securities a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Conversion Price takes effect. The notice shall state the reduced Conversion Price and the period for which it will be in effect.

     A reduction of the Conversion Price does not change or adjust the Conversion Price otherwise in effect for purposes of this Section.

12.  Effect  of   Reclassification,   Consolidation,   Merger,  Sale,  Lease  or
     Conveyance.

          (a) In case of any consolidation with or merger of the Company into another corporation (other than a merger or consolidation in which the Company is the continuing corporation), or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, such successor, leasing or purchasing corporation, as the case may be, shall execute a supplemental debenture providing that the Holder of each Security then outstanding shall have the right thereafter to convert such Security solely into the kind and amount of shares of stock, other securities, property or cash or any combination thereof receivable -upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such consolidation, merger, sale, lease or conveyance.

          (b) In case of any reclassification or change of the shares of Common Stock issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in the shares of Common Stock into two or more classes or series of shares) or in the case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in the shares of Common Stock into two or more classes or series of shares), or any reorganization within the meaning of Section 368 (a) (1) (B) of the Internal Revenue Code of 1986, as amended, the Company and the person obligated to deliver stock, other securities, property or cash (or any combination thereof) upon the effectiveness of such reorganization and the issuer of any stock or other securities so to be delivered, if a different person, shall execute a supplemental debenture providing that the Holder of each Security then outstanding shall have the right thereafter to convert such Security solely into the kind and amount of shares of stock, other securities, property or cash or any combination thereof receivable upon such classification, change, consolidation or merger by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such reclassification, change, consolidation or merger.

         (c) Any supplemental debenture entered into pursuant to this Section shall (i) where appropriate, state the Conversion Price in terms of one full share of Common Stock or one full share of the Common Stock of any successor, leasing, purchasing or affiliate corporation (as the case may be) and (ii) provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The Company shall cause notice of the execution of each such supplemental debenture to be mailed to each Holder of Securities at his address as the same appears in the Security register.

13.  Amendment, Supplement, Waiver.

     Subject to certain exceptions contained herein, the Notes may not be amended or supplemented without unanimous consent of the Holders of the Notes then outstanding. Any such consent by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without the consent of any holder of a Note, the Company may amend or supplement the Indenture or the Notes to cure any ambiguity, defect or inconsistency or to provide for uncertificated Notes in addition to or in place of certified Notes or to make any change that does not materially adversely affect the rights of any Holder of a Note.


14.  Secured Notes.

     The Company will use its best efforts to, by December 31, 2000, secure the 8.75% Convertible Debentures Due 2004 with all of the assets of the Company not secured by any other party, including but not limited to it patents, equipment, furniture and fixtures, inventory, accounts receivable, and cash in the bank. The debenture will be secured pursuant to an indenture between the Company and the Trustee under the indenture, initially Interwest Transfer Co., Inc

15.  Abbreviations.

     Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as TEN COM (=tenants in common) TENANT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=Custodian) and U/G/M/A (=Uniform Gifts to Minors
Act).

                               INDENTURE EXHIBIT C
                              "SECURITY AGREEMENT"
                              ---------------------

                               SECURITY AGREEMENT

                          Dated as of January 29, 2002


                                      Among


                        AIR PACKAGING TECHNOLOGIES. INC.

                                       and

                          INTERWEST TRANSFER CO., INC.

          Security Agreement, dated as of January 29, 2002 among Air Packaging Technologies, Inc., a Delaware corporation (the "Company"), and Interwest Transfer Co., Inc., a Utah corporation, as "Collateral Agent".


         WHEREAS, the Company did issue certain convertible notes due 2004 at various times during in 2000 and 2001; and

         WHEREAS, said notes were to be secured by all of the assets of the Company not secured by any other party and provided for the creation of an indenture to secure up to $2,500,000 in notes all of which are to be due 2004; and

         WHEREAS, the Company desires to grant said security interest as required pursuant to said notes by entering into this Security Agreement; for the equal and ratable benefit of the holders of said notes and any subsequently issued notes due 2004 up to an aggregate amount of $2,500,000; and

         WHEREAS, the Company has entered into or, simultaneously with the execution of this Security Agreement, will enter into an Indenture with Interwest Transfer Co., Inc., as Trustee, for the benefit of the holders of the above described notes and any subsequently issued notes due 2004 (the "Indenture");

         NOW, THEREFORE, the Company and Collateral Agent agree as follows for the equal and ratable benefit of the holders of the Company's Convertible Notes Due 2004;


                                    ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

         Section 1.1. Definitions Incorporated by Reference

         The following terms used in this Security Agreement shall have the identical meaning given to it in the Indenture. Said terms include: "Additional Notes", "Affiliate", "Agent", "Board of Directors", "Business Day", "Collateral", "Code", "Commission", "Corporate Trust Office of the Trustee", "Default", "Exchange Act", "Fixed Interest", "GAAP", "Holder", "Indirect Participant", "Initial Notes", "Interest", "Legal Holiday", "Lien", "Maturity Date", "Notes", "Obligations", "Officer", Officer's Certificate", "Opinion of Counsel", "Person", "Responsible Officer", "Securities Act" and "Stated Maturity".

         Section 1.2. Other Definitions

         "Agreement" means this Security Agreement, as amended or supplemented from time to time.

          "Code" means the Uniform Commercial Code of California.

         "Event of Default" means any event specified in Article 4 hereof.

          "Indenture" means the Indenture dated on or about the date of this Security Agreement by and among the Company and the "Trustee" relating to the Collateral and substantially in the form attached as Exhibit A, as such Indenture may be amended, modified, supplemented or restated from time to time.

         "Notes Outstanding" at any time are all the Notes issued by Company except for those canceled by it, those delivered to it for cancellation, and those described in this definition as not Outstanding. A Note does not cease to be Outstanding because Company or an Affiliate of Company holds the Note. If a
Note is replaced pursuant to Section 2.08 of the Indenture, it ceases to be Outstanding unless Company receives proof satisfactory to it that the replaced
Note is held by a bona fide purchaser.

         "Patent Assignment" means each of the patent assignments executed by Company in favor of Collateral Agent substantially in the form attached hereto as Exhibit B.

         "Power of Sale" means the Power of Sale executed by Company in favor of Collateral Agent substantially in the form attached hereto as Exhibit C.

         "Security Agreement" means this Security Agreement, as amended or supplemented from time to time.

         "Trustee" means the Person named as Trustee in the Indenture until a successor replaces such person or another successor in accordance with this Indenture and, thereafter means such successor.

         Section 1.3. Rules of Construction.

         The Rules of Construction shall be those set forth in Section 1.04 of the Indenture.

                                    ARTICLE 2
                                SECURITY INTEREST

         2.1 Security Interest. As security for the prompt payment and performance of all Obligations, Company hereby mortgages and assigns to Collateral Agent a first priority security interest in, and lien upon, all of the Collateral, which security interest shall attach without any further action by any person. Attached hereto as Exhibit A is a list of that portion of the Collateral which consists of Patents, Pending Patents, Trademarks and Pending Trademarks owned by Company. Company agrees that it will hold any of the Collateral which it may receive in trust for Collateral Agent. The parties acknowledge and agree that upon the occurrence of an Event of Default, Collateral Agent may exercise its remedies and proceed against the Collateral, as Collateral Agent in its sole and absolute discretion may determine and Collateral Agent shall not be subject to any requirement to marshal any assets constituting the Collateral.

         2.2  Remedies.

         (a) Collections. In the event that Company may receive any of the payments and receipts due Company (or Collateral Agent, as Company's assignee) attributable to the Collateral, said sums shall be held in trust by Company for Collateral Agent and Company shall promptly pay all such collections to Collateral Agent without offset or withholding. Collateral Agent may, in its sole discretion, in the name of Collateral Agent or in the name of Company, demand, sue for, collect and receive any of the Collateral. Collateral Agent may also (but need not) make any compromise or settlement it elects regarding any of the Collateral, extend the time of payment, arrange for payment in installments , or otherwise modify the terms of any of the Collateral, without discharging or otherwise affecting any of the Obligations.

         (b) Possession, Sale of Collateral, Etc. Upon the occurrence of an Event of Default, Collateral Agent will have all the rights and remedies of a secured party under the Code, in addition to all other rights and remedies under applicable law, in equity and under the Notes and Indenture. In addition, Collateral Agent may take possession of the Collateral, wherever it is, and whether or not in Company's possession, and /or require Company to assemble the Collateral, in whole or in part, and deliver it to Collateral Agent at a place reasonably designated by Collateral Agent. Collateral Agent may also take such measures as it deems necessary or proper for the care or protection of the Collateral and, with or without taking such possession, may sell the Collateral in one or more sales or lots, at such prices and on such terms as Collateral Agent deems appropriate. Collateral Agent may be the purchaser of all or any portion of the Collateral and, in such event, thereafter will hold the same absolutely free from any claim or right of Company. In any action under this Security Agreement upon the occurrence of an Event of Default, Collateral Agent is entitled to the appointment of a receiver to take possession of all or any portion of the Collateral and to exercise such additional powers as the court shall confer.

         (c) Power of Sale. As additional security for the full and prompt payment and performance of the Obligations, Company has concurrently with this Agreement delivered to Collateral Agent the Power of Sale. At any time upon the occurrence of an Event of Default, then Collateral Agent shall be entitled to exercise all of the rights and remedies under the Power of Sale.

         (d) Patent Assignments. As additional security for the full and prompt payment and performance of the Obligations, Company has concurrently with this Agreement delivered to Collateral Agent a patent assignment covering all of the patents, patents pending, trademarks and trademarks pending owned by Company, said patent assignment to be used by Collateral Agent to permit the sale of said patents and trademarks in the event it shall be entitled to do so under the Power of Sale.

         2.3 Power of Attorney. Borrower hereby irrevocably appoints Collateral Agent and each of its designees its true and lawful attorney-in-fact with full power in the name of Collateral Agent and Company from and after the occurrence of an Event of Default to endorse any notes, checks, drafts, money orders or other evidence of payment relating to the Collateral, and to take any and all action deemed by Collateral Agent in its sole judgment to be necessary or appropriate to maintain or enhance the value of the Collateral, to further exploit any of the rights included in the Collateral, and/or otherwise to realize cash from the Collateral, in each case without effecting any foreclosure sale. Company further irrevocably appoints Collateral Agent, its true and lawful attorney-in-fact in the name of Company or Collateral Agent (i) upon occurrence of an Event of Default to enforce any of Company's rights under any agreements relating to the Collateral, (ii) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions of this Agreement, (iii) to execute such additional mortgages, pledges and assignments of the Collateral or financing statements and any related amendments and continuations with respect thereto as Collateral Agent deems necessary in order to protect, maintain or enforce its security interest in the Collateral, and (iv) to take any and all other actions necessary or proper to carry out the intention of this Agreement. This appointment is deemed coupled with an interest and is irrevocable until the Obligations have been discharged to Collateral Agent's reasonable satisfaction.

         2.4 Payment Directions. Collateral Agent shall have full authority to notify an account debtor that all sums payable to Company relating to the Collateral are to be paid directly to Collateral Agent. In the event that Collateral Agent exercises such right, Collateral Agent shall send copies of any such notices to Company; provided, however, that the inadvertent failure of Collateral Agent to do so shall not constitute a breach of this Agreement by Collateral Agent (and Collateral Agent shall cure any such failure promptly upon notice by Company.

         2.5 Release of Liens. Upon the Obligations having been indefeasibly repaid in full in cash, together with accrued interest and charges thereon and the discharge of all Obligations to Collateral Agent's reasonable satisfaction, Collateral Agent shall execute, file and cause to be recorded, documents and termination statements as necessary to evidence the termination and release of all liens granted hereunder.


                                    ARTICLE 3
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Company represents and warrants to Collateral Agent and covenants and agrees that:

         3.1 Organization, Corporate Powers and Authorization.

         (a) Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business as a foreign corporation in all jurisdictions where the nature of its business and/or ownership of its assets makes such qualification necessary.

         (b) Company has the requisite power and authority to own its properties and assets. All of the Company's properties and assets are located at Company's offices at 25620 Rye Canyon Road, Valencia, California which is also the office at which the Company keeps the records of its patents, patent applications, trademarks and trademark applications.

         (c) Company has the power to execute, deliver and perform this Agreement and the other agreements and documents referred to herein to which it is a party and to grant the security interests granted under or pursuant to the terms of this Agreement, all of which actions have been duly authorized by all necessary corporate action.

         (d) Company's execution of and performance of all transactions contemplated by this Agreement do not and will not in any way materially and adversely affect the rights of Company, violate or constitute a breach of any provision of law, any court or agency decree or judgment, rule or regulation applicable to Company or Company's Articles of Incorporation, Bylaws or be in conflict with or constitute a breach of any other agreement, contract or instrument or other binding commitment to which Company is a party or by which it is bound.

         (e) This Agreement and each of the other documents executed by Company and delivered to Collateral Agent hereunder, when executed and delivered will constitute the legal, valid and binding obligations of Company, enforceable against Company in accordance with their respective terms.

         (f) Company is not in default in the performance of any material obligation, undertaking or covenant contained in any contract or agreement to which it is a party or by which it, or any portion of the Collateral is bound.

         3.2 Litigation. There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or any investigation into the affairs of Company or any of its properties or rights.

         3.3  Collateral.

         (a) No person or entity other than Company has any rights to the Collateral and there are no liens or encumbrances against the Collateral.

         (b) Upon (i) the execution by Company and delivery of the documents contemplated by this Agreement and a financing statement and (ii) the recording and /or filing of such documents with the Office of the California Secretary of State and such other governmental agencies as may be required, Collateral Agent shall have a perfected first priority security interest in the Collateral as a matter of California and federal law.

         (c) No claims or litigation are pending against Company or, to the best of Company's knowledge, threatened and Company knows of no dispute which may result in a claim or litigation which might adversely affect any of the rights granted to Collateral Agent hereunder.

         (d) Company has not nor will it agree to grant, sell, assign, transfer, encumber, or hypothecate any of its rights and interest in and to the Collateral, other than to Collateral Agent, until the Obligations have been indefeasibly discharged to Collateral Agent's satisfaction.

         (e) From time to time at Collateral Agent's request and in form and substance satisfaction to Collateral Agent, Company shall execute and promptly deliver to Collateral Agent for filing, financing statements, assignment of financing statements, termination statements and any other documents that Collateral Agent may reasonably request, in connection with the perfecting, preserving or enforcing of Collateral Agent's security interests hereunder.

          3.4 Records. Company shall keep accurate and complete records with respect to the Collateral and will permit Collateral Agent or any of its representatives during normal business hours to inspect such records.

          3.5 Taxes and Liens. Company has filed or caused to be filed when due all income or other tax returns in all jurisdictions in which it is required to be filed and has paid and will pay before delinquency all taxes, assessments and governmental charges or levies properly imposed upon and lawfully payable by it or upon the Collateral and shall defend the Collateral against any and all liens, claims, encumbrances, security interests and other impediments of any nature, howsoever arising.

                                    ARTICLE 4
                              DEFAULT AND REMEDIES

         4.1 Each of the following constitutes an "Event of Default".

         (a) Company fails to pay all or any part of the unpaid principal on the Notes when and as the same becomes due and payable at maturity, upon prepayment, by acceleration or otherwise;

         (b) Company fails to pay installments of Fixed Interest in full on the Notes for one Interest Payment Date;

         (c) Company fails to observe or perform in all material respects any , covenant or agreement on its part contained in this Agreement, the Notes, or the Indenture if such failure is not remedied within 60 days after written notice is given to Company by Collateral Agent or to the Company and the Collateral Agent by the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding, in either case specifying such default, requiring that such default be remedied and stating that such notice is a "Notice of Default."

         (d) Any representation or warranty made in this Agreement, the Notes or the Indenture proves to have been false or misleading in any material respect;

         (e) Any action is taken establishing or seeking to establish a lien, charge or other right to any of the assets comprising the Collateral, or seeking to execute upon, seize or foreclose upon any such assets, and such action is not fully released, abandoned or dismissed within ten days after such action is first initiated.

         (f) Company pursuant to or within the meaning of Bankruptcy Law:

         (i) commences a voluntary case;

         (ii) consents to the entry of an order for relief against it in an involuntary case;

         (iii) consents to the appointment of a Custodian of it for all or substantially all of the its property; or

         (iv) makes a general assignment for the benefit of its creditors; or

         (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

         (i) is for relief against  Company in an involuntary case;

         (ii) appoints a Custodian for Company or for all or substantially all of its property; or

         (iii) orders the liquidation of Company;

         and the order or decree remains unstayed and in effect for 60 consecutive days.

         The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         4.2 Acceleration. If any Event of Default occurs and is continuing, Collateral Agent or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, by written notice to Company may and, Collateral Agent at the request of such Holders shall, declare the principal of and accrued interest on the Outstanding Notes to be immediately due and payable; provided that in the case of an Event of Default described in Section 4.1 (f) or (g), the Notes shall become due and payable without further action or notice.


                                    ARTICLE 5
                                COLLATERAL AGENT

         5.1   Duties of Collateral Agent

         (a) If an Event of Default has occurred and is continuing of which a Responsible Officer of Collateral Agent has knowledge, Collateral Agent shall exercise such of the rights and powers vested in it by this Security Agreement, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)  Except during the continuance of an Event of Default:

         (i) the duties of Collateral Agent shall be determined solely by the express provisions of this Agreement and Collateral Agent need perform only those duties that are specifically set forth in this Agreement and no others, and no implied covenants or obligations shall be read into this Agreement against Collateral Agent; and

         (ii) in the absence of bad faith on its part, Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Collateral Agent, and conforming to the requirements of this Agreement. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to Collateral Agent, Collateral Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of the Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein.)

         (c) Collateral Agent may not be relieved from liabilities for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

         (i) this paragraph does not limit the effect of paragraph (b) of this Section,

         (ii) Collateral Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that Collateral Agent was grossly negligent in ascertaining the pertinent facts,

         (d) Whether or not therein expressly so provided, every provision of this Agreement that in any way relates to Collateral Agent is subject to paragraphs (a), (b) and (c) of this Section 5.1.

         (e) No provision of this Agreement shall require Collateral Agent to expend or risk its own funds or incur any liability. Collateral Agent shall be under no obligation to exercise any of its rights and powers under this Agreement at the request of any Holder of Notes, unless such Holder shall have offered to Collateral Agent security and indemnity satisfactory to it against any loss, liability or expense that might be incurred by it in complying with such request.

         (f) Collateral Agent shall not be liable for interest on any money received by it except as Collateral Agent may agree in writing with Company. Money held in trust by Collateral Agent need not be segregated from other funds except to the extent required by law.


         5.2.  Rights of Collateral Agent

         (a) Collateral Agent may conclusively rely on the truth of the statements and correctness of the opinions contained in, and shall be protected from acting or refraining from acting upon, any document believed by it to be genuine and to have been signed or presented by the proper person. Collateral Agent need not investigate any fact or matter stated in the document.

         (b) Before Collateral Agent acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel or both. Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel. Prior to taking, suffering or admitting any action, Collateral Agent may consult with counsel of Collateral Agent's own choosing and the advise of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) Collateral Agent may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) Collateral Agent shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Agreement.

         (e) Unless otherwise specifically provided in this Agreement, any demand, request, direction or notice from Company shall be sufficient if signed by an Officer of Company.

         (f) Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of the Holders unless such Holders shall have offered to Collateral Agent security or indemnity satisfactory to Collateral Agent against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

         (g) Collateral Agent shall not be charged with knowledge of any Default or Event of Default with respect to the Notes unless either (1) a Responsible Officer of Collateral Agent shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of default shall have been given to Collateral Agent by Company or any Holder of the Notes.

         (h) The rights, privileges, protections, immunities and benefits given to Collateral Agent including without limitation, its right to be indemnified, are extended to, and shall be enforceable by, Collateral Agent in each of its capacities hereunder and each agent, custodian and other Person employed to act hereunder.

         (i) Collateral Agent may request that company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized to take specified actions pursuant to this Agreement, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         Section 5.3 Disclaimer. Collateral Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement; it shall not be responsible for any money paid to Company or upon Company's direction under any provision of this Agreement; it shall not be responsible for the use or application of any money received by any Paying Agent other than itself; and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with its certificate of authentication.

         Section 5.4. Notice of Defaults. If an Event of Default occurs and is continuing and if it is known to a Responsible Officer of Collateral Agent, Collateral Agent shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Note, Collateral Agent may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

         Section 5.5 . Compensation and Indemnity. Company shall pay to Collateral Agent from time to time compensation as shall be agreed between Company and Collateral Agent for its acceptance of this Agreement and services hereunder. Company shall reimburse Collateral Agent upon request for all reasonable disbursements, advances and actual out of pocket expenses incurred or made by it in addition to the compensation, disbursements and expenses of Collateral Agent's agents and counsel, but shall not include expenses incurred as a result of Collateral Agent's negligence or willful misconduct.

         Company shall indemnify each of the Collateral Agent and any predecessor Collateral Agent against any and all losses, liabilities, damages, claims or expenses, including taxes (other than taxes based on or measured by the income or gross receipts of Collateral Agent) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Agreement, including the costs and expenses of enforcing this Agreement against Company (including this Section 5.5) and defending itself against any claim (whether asserted by Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. Collateral Agent shall notify Company promptly of any claim for which it make seek indemnity. Failure by Collateral Agent to so notify Company shall not relieve Company of its obligations hereunder, except to the extent of actual prejudice to company resulting from such failure. Company may have separate counsel and Company shall pay reasonable fees and expenses of such counsel. Company need not pay for any settlement made without its consent, which consent shall not be reasonably withheld.

         The obligations of Company under this Section 5.5 shall survive the satisfaction and discharge of this Agreement.

         To secure Company's payment obligations under this Section 5.5, Collateral Agent shall have a Lien prior to the Notes on all money or property held or collected by Collateral Agent, except that held in trust to pay principal and Interest on particular Notes redeemed, defeased, repurchased or otherwise satisfied and discharged. Such Lien shall survive the satisfaction and discharge of this Agreement.

         When Collateral Agent incurs expenses or renders services after an Event of Default specified in Article 4 hereof, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

         Section 5.6  Replacement of Collateral Agent.

         A resignation or removal of Collateral Agent and appointment of a successor Collateral Agent shall become effective only upon the successor Collateral Agent's acceptance of appointment as provided in this Section 5.6.

         Collateral Agent may resign in writing at any time and be discharged from the agency created hereby created by so notifying Company. The Holders of a majority in principal amount of the then Outstanding Notes may remove Collateral Agent by so notifying Collateral Agent, as applicable, and Company in writing. Company may remove Collateral Agent, as applicable, if:

         (a) Collateral Agent, as applicable, is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to Collateral Agent, as applicable, under a Bankruptcy Law;

         (b) a Custodian or public officer takes charge of Collateral Agent, as applicable, or its property; or

         (c)  Collateral Agent, as applicable, becomes incapable of acting.

         If Collateral Agent resigns or is removed or if a vacancy exists in the office of Collateral Agent for any reason, Company shall promptly appoint a successor Collateral Agent. Within one year after the successor Collateral Agent takes office, the Holders of a majority in principal amount of the then Outstanding Notes may appoint a successor Collateral Agent to replace the successor Collateral Agent appointed by Company.

         If a successor Collateral Agent does not take office within 60 days after the retiring Collateral Agent resigns or is removed, the retiring Collateral Agent, Company, or the Holders of at least 10% in principal amount of the then Outstanding Notes may petition, at the expense of Company, any court of competent jurisdiction for the appointment of a successor Collateral Agent.

         A successor Collateral Agent shall deliver a written acceptance of its appointment to the retiring Collateral Agent and to Company. Thereupon, the resignation or removal of the retiring Collateral Agent shall become effective, and the successor Collateral Agent shall have the rights, powers and the duties of Collateral Agent under this Agreement. The successor Collateral Agent shall mail a notice of its succession to the Holders of the Notes, The retiring Collateral Agent shall promptly transfer all property held by it as Collateral Agent to the successor Collateral Agent provided that all sums owing to the retiring Collateral Agent have been paid. Notwithstanding replacement of Collateral Agent pursuant to this Section5.6, Company's obligations under this
Section 5.6 hereof shall continue for the benefit of the retiring Collateral Agent.

         Section 5.7  Successor Collateral Agent by Merger, etc.

         If Collateral Agent consolidates or merges or coverts into, or transfers all or substantially all of the its business, the successor corporation without any further act shall be the successor Collateral Agent.


                                    ARTICLE 6
                        AMENDMENT, SUPPLEMENT AND WAIVER

         Section 6.1. With Consent of holders of Notes.

         Except as provided in the next two succeeding paragraphs, this Agreement may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then Outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for Notes), and, in such case, without prior written notice to the Holders , any existing Default or compliance with any provisions of this Agreement or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then Outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes). It is further understood that the provisions of any definition set forth herein (other than the definition of "Maturity Date") may be amended or supplemented, or any such definition waived, with the consent of the Holders of at least a majority in principal amount of the Notes then Outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for the Notes).

         Upon the written request of Company accompanied by resolutions of the Board of Directors or other governing body of Company authorizing the execution of any such amended or supplemental Agreement, and upon the filing with Collateral Agent of evidence satisfactory to Collateral Agent of the consent of the Holders of Notes as aforesaid, and upon receipt by Collateral Agent of the documents described in Section8.05 of the Indenture, Collateral Agent shall join with Company in the execution of such amended or supplemental Agreement unless such amended or supplemental Agreement affects Collateral Agent's own rights, duti4es or immunities under this Agreement or otherwise, in which case Collateral Agent may, but shall not be obligated to, enter into such amended or supplemental Agreement.

         It shall not be necessary for the consent of the Holders of Notes under this Section 6.1 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section 6.1 becomes effective, Company shall mail to the Holders of each Note affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Agreement or waiver.

         Without the consent of each Holder affected, amendment or waiver, including a waiver pursuant to Section 6.04 of the Indenture, may not:

          (i) reduce the principal amount of notes whose Holders must consent to an amendment, supplement or waiver;

          (ii) reduce the principal of or change the Stated Maturity of any Note;

          (iii) reduce the rate or change the time for payment of Interest on any Note;

          (iv) waive a Default or Event of Default in the payment of principal of or Interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then Outstanding Notes and a waiver of the payment default that resulted from such acceleration);

          (v) make any Note payable in money other than that stated in the Notes;

or

          (vi) change the place or currency of payment of principal of or Interest on any Note;

          (vii) impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity of any Note;

         (viii) reduce the above stated percentage of Outstanding Notes the consent of whose Holders is necessary to modify or amend this Agreement;

         (ix) reduce the percentage or aggregate principal amount of Outstanding Notes the consent of whose Holders is necessary for waiver of compliance with the provisions of this Agreement or for waiver of defaults that require the consent of all Holders to waive; or

         (x)  make any change to the foregoing amended and waiver provisions.


         Section 6.2  Revocation and Effect of Consents

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as he consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder of a Note may revoke the consent as to its Note if the Collateral Agent receives written notice of revocation before the date Collateral Agent receives notice evidencing the taking of action by the Holders of the specified percentage in aggregate principal amount specified in this Agreement with respect to such waiver, supplement or amendment. When an amendment, supplement or waiver becomes effective in accordance with its terms, it thereafter binds every Holder.

         Section 6.3.  Notation on or Exchange of Notes.

         Company may place an appropriate notation about an amendment, supplement or waiver on any note thereafter authenticated. Company in exchange for all Notes may issue new Notes that reflect the amendment, supplement or waiver.

         Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

                                    ARTICLE 7
                       ADDITIONAL PROVISIONS WITH RESPECT
                                  TO COLLATERAL

         Section 7.1 Release of Collateral

         (a) Subject to subsections (b) (c) and (d) of this Section 6.4, Collateral may be released from the Lien and security interest created by this Agreement at any time or from time to time in accordance with the provisions of this Agreement and as provided hereby. Collateral will be automatically released from the Lien at such time as Company has paid in full or otherwise provided for the payment in full in accordance with the Indenture of the principal amount and Interest due on all of the Notes. If Collateral Agent is not the Trustee, in accordance with Section 9.03 of the Indenture the Trustee shall deliver a certificate to Collateral Agent stating that such principal amount and Interest have been paid in full, and instruct Collateral Agent to release the Liens pursuant to the Indenture and this Agreement. Upon the request of the Company pursuant to an Officer's Certificate certifying that all conditions have been met, Collateral Agent shall release the Collateral. Upon receipt of such Officer's Certificate, Collateral Agent shall (at the sole cost and expense of Company) execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Collateral permitted to be released pursuant to the indenture or this Agreement.

         (b) No Collateral shall be released from the Lien and security interest created by this Agreement unless there shall have been delivered to Collateral Agent the certificate required by this Section 7.1.

                                    ARTICLE 8
                                  MISCELLANEOUS

         Section 8.1. Notices.

         Any notice or communication by Company or Collateral Agent shall be made in accordance with Section 11.01 of the Indenture and shall be sent to Collateral Agent at the following address:

                         Interwest Transfer Co.Inc.
                         1981 East 4800 South, Suite 100
                         Salt Lake City, Utah 84117
                         Fax (801) 277-3147

         Section 8.2. Certificate and Opinion as to Condition Precedent.

         Upon request or application by Company to Collateral Agent to take any action under this Agreement, Company shall furnish to Collateral Agent, upon request:

         (a) an Officer's Certificate in form and substance reasonably satisfactory to Collateral Agent, as applicable (which shall include the statements set forth in Section 8.3 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this

Agreement relating to the proposed action have been satisfied; and/or

         (b) an Opinion of Counsel in form and substance reasonably satisfactory to Collateral Agent (which shall include the statements set forth in Section 8.3 hereof) stating that, in the opinion of each counsel, all such conditions precedent and covenants have been satisfied.

         Section 8.3. Statements Required in Certificate or Opinion

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

         (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

         (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such statement has been satisfied; and

         (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

         Section 8.4.  Rules by Collateral Agent and Agents

         Collateral Agent may make reasonable rules for action by or at a meeting of Holders.

         Section 8.5. No Personal Liability of Directors, Officers, Employee and Stockholders.

         No director, officer, employee, incorporator or stockholder of Company, as such, shall have any liability for any obligation of Company under this Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Notes accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

         Section 8.6.  Governing Law.

         This Agreement is to be construed in accordance with the laws of the State of California; provided, however, that all matters relating to Collateral Agent shall be construed in accordance with the laws of the State of Utah.

         Section 8.7. Successors.

         All agreements of the Company in this Agreement shall bind its successors and assigns. All agreements of Collateral Agent in this Agreement shall bind its successors and assigns.

         Section 8.8. Severability.

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 8.9. WAIVER OF JURY TRIAL RIGHTS.

         TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, COMPANY HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT, TORT OR OTHERWISE.

         Section 8.10. No Waiver, Remedies.

         No failure on the part of Collateral Agent to exercise and no delay in exercising any right in connection with this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law.

         Section 8.11.  Collection Costs. Attorneys' Fees.

         In the event of any breach of this Agreement by Company, Company shall reimburse Collateral Agent on demand for all costs incurred by Collateral Agent relating to such breach, including, without limitation, collection costs for payments that have become delinquent. In any action or proceeding to enforce any rights or obligations hereunder, the prevailing party shall be entitled to reimbursement for its reasonable attorneys' fees and expenses and court costs.

         Section 8.12.  Entire Agreement. Modification.

         This Agreement expresses the entire understanding of the parties as to the matters covered and supersedes any prior discussions, negotiations and agreements. This Agreement may be amended only in writing that clearly states that it amends this Agreement.

         Section 8.13. Counterpart Originals.

         The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

         Section 8.14. Table of Contents and Headings, etc.

         The Table of Contents, if any, and Headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part of this Agreement and shall in no way modify or restrict any of the terms or provisions hereof.

                                    SIGNATURES

Dated as of January  29 , 2002
                     ---

                           AIR PACKAGING TECHNOLOGIES, INC.

                           By: s/Donald Ochacher President
                              ---------------------------------
                                  Name and Title


                           INTERWEST TRANSFER CO. INC.

                           By s/ Kurtis D. Hughes V.P.
                              ---------------------------------
                                   Name and Title

                          SECURITY AGREEMENT EXHIBIT A
                              "INDENTURE AGREEMENT"
                          ----------------------------

Indenture Agreement between Air Packaging Technologies, Inc. and Interwest Transfer, Co., Inc., dated January 29th, 2002. (See Attached)

                          SECURITY AGREEMENT EXHIBIT B
                               "PATENT ASSIGNMENT"
                          ----------------------------

                                   EXHIBIT B

                                  ASSIGNMENT


     Air Packaging Technologies, Inc., a corporation of the State of Delaware, having a place of business at Rye Canyon Road, Valencia, California 91355-1164, (hereinafter "Air Packaging") owns the entire right, title and interest in the United States Patents, Patents Pending, Trademarks and Trademarks Pending set forth in Exhibit A attached hereto (hereinafter the "Patents and Trademarks").

     In consideration of $1.00 and other goods and valuable consideration and pursuant to a certain Security Agreement dated January 23, 2002 (hereinafter the "Security Agreement") between Air Packaging Technologies, Inc. and Interwest Transfer Co., Inc. as Collateral Agent (hereinafter "the Assignee"), Air Packaging hereby assigns to Assignee:

     The entire right, title and interest in the Patents and Trademarks and in all divisions, continuations and continuations in part thereof, and in all corresponding patents issued or applications filed in countries foreign to the United States.

     Air Packaging hereby authorizes and requests the Unties States Commissioner of Patents and Trademarks and such Patent Office officials in foreign countries as are duly authorized by their patent laws to issue patents, to issue any and all patents on any of the inventions set forth in Exhibit A to the Assignee as the owner of the entire interest, for the sole use and benefit of the Assignee, its successors, assigns and legal representatives.

     Air Packaging further agrees, without further consideration and without additional charge, to sign all lawful papers and to perform all other lawful acts which the Assignee may request of it to make this Assignment fully effective, including by way of example sub not of limitation, the following: (1) Prompt execution of all original, divisional, substitute, reissue, and other Untied States and foreign patent applications on said inventions, and all lawful documents requested by the Assignee to further this Assignment and the prosecution of any patent applications included herein and (2) Cooperation to the best of its ability in the execution of all lawful documents, the production of evidence, nullification, reissue, extension, or infringement proceedings involving any of the Patents or Trademarks assigned hereby.

     This assignment and agreement shall be binding upon Air Packaging, its successors and assigns.

                                    AIR PACKAGING TECHNOLOGIES, INC.

                                    By
                                        -----------------------------------
                                        President and CEO

STATE OF CALIFORNIA                 )
COUNTY OF ____________              ) SS:



On ____________________, 2002 before me, the undersigned, a Notary Public in and for the State of California, personally appeared Donald M. Ochacher, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same in his authorized capacity.


WITNESS my hand and official seal.


---------------------------------

                          SECURITY AGREEMENT EXHIBIT C
                                 "POWER OF SALE"
                          ----------------------------

                                    EXHIBIT C

                                  POWER OF SALE


     Pursuant to that certain Security Agreement, dated as of January 29, 2002 (the "Security Agreement") by and among AIR PACKAGING TECHNOLOGIES, INC., a Delaware corporation ("Company") and INTERWEST TRANSFER CO., INC., a Utah corporation ("Collateral Agent"), Company hereby irrevocably designates, constitutes and appoints Collateral Agent its true and lawful attorney-in-fact with full power of substitution and with full and irrevocable power (which power shall be deemed coupled with and interest), in the place and stead of Company and in the name of Company, at any time and from time to time in the sole discretion of Collateral Agent to sell, lease or otherwise of any or all of the Collateral (as said term is defined in the Security Agreement) at any time upon the occurrence of an Event of Default as defined in the Security Agreement and to execute any and all instruments, agreements or documents as may be necessary or desirable in connection with the foregoing.

     In case any one or more of the provisions hereof should be invalid, illegal or unenforceable in any respect, such provision shall be curtailed or limited only to the extent necessary to bring it within legal requirements and the validity and enforceability of the remaining provisions herein shall not in any way be affected or impaired thereby.

     This Power of Sale and the rights and obligations of Company and Collateral Agent hereunder shall be construed in accordance with the laws of the State of California.

AIR PACKAGING TECHNOLOGIES, INC.

By: _________________________________
       Name and Title


                                 ACKNOWLEDGEMENT





STATE OF CALIFORNIA                 )
COUNTY OF ____________              ) SS:



On ____________________, 2002 before me, the undersigned, a Notary Public in and for the State of California, personally appeared Donald M. Ochacher, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same in his authorized capacity.


WITNESS my hand and official seal.


---------------------------------

                          SECURITY AGREEMENT EXHIBIT D
                                "LIST OF PATENTS"
                          ----------------------------


                                                     AIR PACKAGING TECHNOLOGIES



 Docket No.                      Title                      Inventors     Serial No./                 Status
                                                                          Filing Date            Pending/Issue Date
------------------------------------------------------------------------------------------------------------------------------------
2699.2.7.4 PCT        Bag-In-Bag Packaging System           Daniel A.                           Patent No.:  64998
Korea                                                       Pharo
------------------------------------------------------------------------------------------------------------------------------------
2699.2.7.5.1 & 2      Packaging Systems (Short Title)       Daniel A.     App No.:              Patent No.: 3160241
PCT                                                         Pharo         203,938/88
Japan                                                                     SN: 12923/98
------------------------------------------------------------------------------------------------------------------------------------
2699.2.7.6.1 & 2      Packaging Systems (Short Title)       Daniel A.                           Patent No.: 0306207
PCT                                                         Pharo                               03/31/93 and 88307838.8
Europe                                                                                          08/24/88
------------------------------------------------------------------------------------------------------------------------------------
2699.2.7.7 PCT        Packaging Systems and Method          Daniel A.                           Patent No.:  UM-63865
Taiwan                                                      Pharo                               06/01/91
------------------------------------------------------------------------------------------------------------------------------------
2699.2.7.8 PCT        Packaging Systems and Method          Daniel A.     App. No.: 21103/88    Patent No.:  627428
Australia                                                   Pharo                               08/17/88
------------------------------------------------------------------------------------------------------------------------------------
2699.2.8              Clam-Like Packaging System            Daniel A.     07/262,537            Issued:  10/17/89
                                                            Pharo         10/25/88              Patent No.: 4,874,093
------------------------------------------------------------------------------------------------------------------------------------
2699.2.9              Method for Forming Clam-Like          Daniel A.     07/392,431            Issued:  04/24/90
                      Packaging System                      Pharo         08/11/89              Patent No.:  4,918,904
------------------------------------------------------------------------------------------------------------------------------------
2699.2.10             Method for Forming Bag-In-Bag         Daniel A.     07/392,443            Issued:  08/21/90
                      Packaging System                      Pharo         08/11/89              Patent No.:  4,949,530
------------------------------------------------------------------------------------------------------------------------------------
2699.2.11             Method for Forming an Inflated        Daniel A.     06/634,986            Issued:  07/01/86
                      Wrapping                              Pharo         07/27/84              Patent No.:  4,597,244
------------------------------------------------------------------------------------------------------------------------------------
2699.2.1p             Quilted Inflatable Packaging          Garry F.      60/114/205            Filed Utility Application from
                      Device                                Newman        12/29/98              this provisional: 12/29/99
------------------------------------------------------------------------------------------------------------------------------------
2699.2.1              Quilted Inflatable Packaging          Garry F.      09/474,310            Issued:  09/04/01
                      Device                                Newman        12/29/99              Patent No.: 6,283,296
------------------------------------------------------------------------------------------------------------------------------------
2699.2.2              Bag with Squees Valve and             Daniel A.     08/276,535            Issued:  09/05/95
                      Method for Packaging and Article      Pharo         07/18/94              Patent No.:  5,447,235
                      Therein
------------------------------------------------------------------------------------------------------------------------------------
2699.2.4              Self-Seating Inflatable Bag and       Daniel A.     08/306,883            Issued:  12/31/96
                      Method for Packaging an Article       Pharo         9/15/94               Patent No.:  5,588,532
                      Therein
------------------------------------------------------------------------------------------------------------------------------------
2699.2.5              Merchandise Encapsulating             Daniel A.     08/367,678            Issued:  01/30/96
                      Packaging System and Method           Pharo                               Patent No.:  5,487,470
                      Therefor
------------------------------------------------------------------------------------------------------------------------------------
2699.2.5.1 PCT        Merchandise Encapsulating             Daniel A.     App No.: 41521/91     Published in the Japanese Official
Japan                 Packaging System and Method           Pharo                               Gazette 04/25/01
                      Therefor                                                                  Japanese Patent No.: 3160241
------------------------------------------------------------------------------------------------------------------------------------
2699.2.7              Bag-In-Bag Packaging System           Daniel A.     07/089,228            Issued: 10/10/89
                                                            Pharo         08/25/87              Patent No.: 4,872,558
------------------------------------------------------------------------------------------------------------------------------------
2699.2.7.1 PCT        Bag-In-Bag Packaging System           Daniel A.     App No.:  37325       Issue: 01/15/96
Philippines                                                 Pharo         Filed: 08/01/88       Patent No.: 29288
------------------------------------------------------------------------------------------------------------------------------------
2699.2.7.3 PCT        Packaging System and Method                                               Patent No.: 87815
Isreal
------------------------------------------------------------------------------------------------------------------------------------
2699.3.7              SUSPEND-A-PAK                                       75/896,233            Pending
                                                                          01/13/00
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2699.2.12             Packaging Device that is Flexible,    Daniel A.     07/922,618            Issued:  12/28/93
                      Inflatable and Reusable and           Pharo         07/30/92              Patent No.:  5,272,856
                      Shipping Method Using the Device
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2699.2.13             Self-Closing and Self-Sealing         Thomas V.     08/645,094            Issued:  01/27/98
                      Valve Device for Use with             Damask        05/13/96              Patent No.:  5,711,691
                      Inflatable Structures
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2699.2.14             Continuous Inflatable Plastic         Daniel A.     07/960,942            Issued: 06/27/95
                      Wrapping Material                     Pharo         10/14/92              Patent No.: 5,427,830
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2699.2.18p            Tubular Suspension Air Packaging      Garry F.      60/169,479            Filed Utility Application from this
                      Device                                Newman        12/07/99              Provisional: 12/06/00
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2699.2.18             Suspension Air Packaging Device       Garry F.      09/731,089            Pending
                                                            Newman
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2699.3.1 TM           AIRENVIRO                                           75/644,749            Pending
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2699.3.1.1            AIRENVIRO                                           Community             APTI has protection of the mark in
Community                                                                 Trademark Reg.        the European community until
Trademark                                                                 No. 1088152           02/25/2009
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2699.3.3 TM           AIR BOX                                             74/063,995            Reg. Date:  12/28/93
                                                                          05/29/90              Registration No.: 1,814,423
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2699.3.5 TM           APTI AIR PACKAGING                                  75/335,466            Pending
                      TECHNOLOGIES                                        08/04/97
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